Exhibit 10.5



         The Company filed the form of Assignment and Assumption of Leases, Contracts and Agreements ("Assignment") as Exhibit 10.5 to its Registration Statement on Form S-11 (File No. 33-92330)(the "Registration Statement"), filed with the Commission on May 16, 1995. The Company entered into, or will enter into, an Assignment in connection with its acquisition of each of the 37 Initial Hotels (as defined in the Registration Statement). Filed herewith are the Exhibits to each Assignment, together with all of the information that is contained in, and specific to, each particular Assignment. Exhibits A to the Assignment are the legal descriptions of the Hotel Properties and Exhibits B are the contracts being assumed and assigned with respect to each Hotel Property. The Assignor under each executed Assignment is HMH Courtyard Properties, Inc. and the Assignee is Hospitality Properties, Inc.

Scottsdale, Arizona

                                   Exhibit A

                                  The Premises
                              [See attached copy.]

That portion of the plat of Mayo Medical Resources Property as shown on the Map of Dedication of Scottsdale Mayo Clinic - Phase 1, according to Book 298 of Maps, page 43, and amended by Affidavit of Correction recorded in Recording No. 87-227902, located in the Southeast quarter of Section 24, Township 3 North, Range 5 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

Commencing at the Southeast corner of said Section 24;

thence North 89 degrees 59 minutes 56 seconds West 1,163.82 feet along the South line of said Section 24 to the Southerly prolongation of the East line of Tract "B" of said plat;

thence North 00 degrees 00 minutes 04 seconds East 165.00 feet long said East line and its prolongation to the Point of Beginning;

thence continuing North 00 degrees 00 minutes 04 seconds East 270.00 feet along said East line to a tangent curve concave Southwesterly;

thence Northwesterly along said curve having a radius of 421.00 feet, through a central angle of 4 degrees 25 minutes 37 seconds, an arc distance of 32.53 feet to a point of reverse curvature;

thence Northeasterly along a curve, concave Southeasterly, having a radius of
32.58 feet, through a central angle of 83 degrees 20 minutes 18 seconds, an arc distance of 47.39 feet to a point of reverse curvature;

thence Northeasterly, along a curve, concave Northwesterly, having a radius of
270.00 feet, through a central angle of 29 degrees 00 minutes 00 seconds an arc distance of 136.66 feet to a point of reverse curvature;

thence Northeasterly, East and Southeasterly along a curve, concave Southeasterly, having a radius of 270.00 feet through a central angle of 45 degrees 00 minutes 00 seconds an arc length of 212.06 feet;

thence South 85 degrees 05 minutes 15 seconds East 115.00 feet to a tangent curve concave Northerly;

thence Southeasterly, Easterly and Northeasterly along said curve having a radius of 210.00 feet, through a central angle of 44 degrees 04 minutes 20 seconds, an arc distance of 161.53 feet;

thence South 39 degrees 09 minutes 35 seconds East 150.00 feet radial to said curve;

thence South 00 degrees 58 minutes 00 seconds West 216.21 feet to the most Westerly, Northwesterly line of the drainage and flood control easement shown on said Affidavit of Correction;

thence South 37 degrees 00 minutes 04 seconds West 202.71 feet along said Northwesterly line to the North line of the South 165.00 feet of said Southeast quarter;

thence North 89 degrees 59 minutes 56 seconds West 578.15 feet along said North line to the Point of Beginning.

                                   Exhibit B

                                 The Contracts

                              [See attached copy.]

SCOTTSDALE, ARIZONA

- -        Cleaning and Inspection Agreement with Southwest Vent Cleaning, Inc.
         effective 05/03/91;

- -        Elevator Maintenance Agreement with United States Elevator Corp.
         effective 01/01/90;

- -        Landscaping Services Agreement with Desert Valley Landscape effective
         08/01/91;

- -        Direct Broadcast Service Agreement with Seeburg Music Satellite
         Network, Inc. effective 06/13/88;

- -        Extended Service Plan with Alamo Leasing (Van); and

- -        All other contracts, if any, affecting the property.

Stoughton, Massachusetts

                                   Exhibit A

                                  The Premises

                              [See attached copy.]

Parcel I

Lot G1 as shown on "Plan of Land Lots G1 and G2, North Stoughton Industrial Park Technology center Drive in Stoughton, Mass., dated December 24, 1991, Prepared for Heafitz & Co., Inc. Prepared by: R.H. Cole Associates" and recorded with Norfolk County Registry of Deeds as Plan No. 365 of 1994 in Plan Book 422.

PARCEL II [APPURTENANCE(S)]

Together with the benefits (and subject to the burdens) of the following:

* Grant of Easement among Lewis Heafitz, Trustee of North Stoughton Industrial Park Development Trust, Waban, Inc. and Marriott Corporation dated May 31, 1991 recorded in Book 8947, Page 170, as affected by Consent and Subordination of Marriott Corporation dated May 1, 1991 recorded in Book 8947, Page 182, as affected by Eighth Amendment to Land Lease dated June 6, 1994 recorded in Book 10547, Page 414.


The foregoing appurtenance(s) is/are subject to the terms, conditions, provisions and limitations therein.

         Together with an easement for the purposes of constructing, installing, maintaining, and repairing sanitary sewer and storm drainage pipes and related equipment within the following described area:

         Commencing at a point on the easterly side of Technology Center Drive (70 feet wide) N 36 37 minutes 55 seconds W a distance of two hundred ninety three and ninety-seven hundredths feet (293.97 feet) from the southerly most corner of LOT 1: thence

S 36-37 minutes-55 seconds E   A distance of thirty four and sixty two
                               hundredths feet (34.62 feet) to a point on a curve twenty feet from and parallel to the easterly sideline of Technology Center Drive and on the southwesterly line of LOT 1: thence

SOUTHWESTERLY                  And curving to the right along the arc of a curve
                               having a radius of six hundred and ninety five and zero hundredths feet (695.00 feet) and a length of arc of four hundred four and twenty-three hundredths feet (404.23 feet) to a point of tangency; thence

S 33-09 minutes-00 seconds W   A distance of forty eight and twenty five
                               hundredths feet (48.25 feet) to a point; thence

S 14-06 minutes-00 seconds E   A distance of ninety one and twenty five
                               hundredths feet (91.25 feet) to a point; thence

S 75-54 minutes-00 seconds W   A distance of twenty and zero hundredths feet
                               (20.00 feet) to a point; thence

N 14-06 minutes-00 seconds W   A distance of one hundred and zero hundredths
                               feet (100.00 feet) to a point on the easterly sideline of Technology Center Drive; thence

N 33-09 minutes-00 seconds E   A distance of fifty seven and zero hundredths
                               feet (57.00 feet) along the easterly sideline of Technology Center Drive to a point of curvature;
                               thence

NORTHEASTERLY                  And curving to the left along the curve of an arc
                               along the easterly sideline of Technology Center
                               Drive, having a radius of six hundred seventy five and zero hundredths feet (675.00 feet) and a length of arc of four hundred twenty and forty-five hundredths feet (420.45 feet) to the point of beginning.

         Together with an easement for the purposes of constructing, installing, maintaining, and repairing a sign to advertise the business to be operated on the Leased Premises and an electrical line to provide electrical service to such sign as well as to provide access to such sign within the following described area:

Beginning on the west Right-of-Way line of Technology Center Drive, said point lying S 00 degrees 52 minutes 00 seconds W, a distance of five hundred ninety-two and seventy-eight hundredths (592.78) feet, along said west Right-of-Way from the point of tangency of curve C4, shown on a Plan entitled "Redivision Plan of 'Lot B' Stoughton Technology center, Stoughton, Mass." dated February 2, 1987 (revised November 1, 1988) by Gale Engineering Co., Inc., recorded as Plan No. 1263 of 1988, in Plan Book 374, at the N.C.R.D., said point of tangency being a concrete bound and drill hole. Thence,

S 00 degrees 52 minutes 00 degrees W  A distance of ten and sixteen hundredths
                                      (10.16) feet, thence

S 80 degrees 47 minutes 49 seconds W  A distance of two hundred sixty-one and twenty-six hundredths (261.26) feet,
                                      thence

S 40 degrees 47 minutes 49 seconds W  A distance of sixty-six and twenty-two hundredths (66.22) feet, thence

S 80 degrees 47 minutes 49 seconds W  A distance of ninety-four and seventy-two hundredths (94.72) feet, thence

N 09 degrees 12 minutes 11 seconds W  A distance of one hundred forty-eight and fifty-two hundredths (148.52) feet along right-of-way of Route 24, thence

N 80 degrees 47 minutes 49 seconds E  A distance of thirty-five and zero hundredths (35.00) feet, thence

S 09 degrees 12 minutes 11 seconds E  A distance of twenty and zero hundredths
                                      (20.00) feet, thence

S 80 degrees 47 minutes 49 seconds W  A distance of twenty-five and zero hundredths (25.00) feet, thence

S 09 degrees 12 minutes 11 seconds E  A distance of one hundred eighteen and fifty-two hundredths (118.52) feet, thence

N 80 degrees 47 minutes 49 seconds E  A distance of eighty-one and seven hundredths (81.07) feet, thence

N 40 degrees 47 minutes 49 seconds E  A distance of sixty-six and twenty-two hundredths (66.22) feet, thence

N 80 degrees 47 minutes 49 seconds E  A distance of two hundred sixty-six and sixty-eight hundredths (266.68) feet to
                                      the point of beginning.

                        TEMPORARY GRADING EASEMENT No. 1


There is a temporary grading easement appurtenant to the described LOT 1 labeled TEMPORARY GRADING EASEMENT NO. 1 and is described as follows:

Starting at the point of intersection of the westerly property line of LOT 1 with the easterly side of Technology Center Drive (70 feet wide) S 36 degrees 37 minutes 55 seconds E a distance of eighty and zero hundredths feet (80.00 feet) to the point of beginning; thence

   S 36 degrees 37 minutes 55 seconds E    A distance of two hundred and
                                           thirteen and ninety-seven hundredths
                                           feet (213.97 feet); thence

   S 53 degrees 22 minutes 05 seconds W    A distance of forty and zero
                                           hundredths feet (40.00 feet); thence

   N 36 degrees 37 minutes 55 seconds W    A distance of two hundred and
                                           thirteen and ninety-seven hundredths
                                           feet (213.97 feet); thence

   N 53 degrees 22 minutes 05 seconds E    A distance of forty and zero
                                           hundredths feet (40.00 feet) to the
                                           point of beginning.

The above described easement contains an area of eight thousand five hundred fifty-eight and eight tenths square feet (8,558.8 SF.).

                        TEMPORARY GRADING EASEMENT No. 2


There is a temporary grading easement appurtenant to the described LOT 1 labeled TEMPORARY GRADING EASEMENT NO. 2 and is described as follows:

Starting at the point of intersection of the southerly property line of LOT 1 with the Stoughton/Randolph Town Line S 53 seconds 22 minutes 5 seconds W a distance of eighty eight and fifty hundredths feet (88.50 feet) to the point of beginning; thence

   S 36 seconds 37 minutes 55 seconds E    A distance of forty and zero
                                           hundredths feet (40.00 feet); thence

   S 53 seconds 22 minutes 05 seconds W    A distance of one hundred and seventy
                                           and zero hundredths feet (170.00
                                           feet); thence

   S 36 seconds 37 minutes 55 seconds W    A distance of forty and zero
                                           hundredths feet (40.00 feet); thence

   N 53 degrees 53 seconds 22 minutes      A distance of one hundred and seventy
   05 seconds E                            and zero hundredths feet (170.00
                                           feet) to the point of beginning.

The above described easement contains an area of six thousand eight hundred square feet (6,800 S.F.).

                                   Exhibit B

                                 The Contracts

                              [See attached copy.]

STOUGHTON, MASSACHUSETTS

- -   Marriott Standard Service Agreement with H.J.Rota, Jr. (Snow removal)
    effective 11/01/94;

- -   Contract with D. Foley Landscape, Inc. effective 1994;

- -   Lease Agreement with Konica (Copier) effective 09/29/94;

- -   Contract with AT&T Management Services for Public Pay Telephones; and

- -   All other contracts, if any, affecting the property.

Lowell, MA


                                   Exhibit A

                                  The Premises

                              [See attached copy.]

PARCEL I

         A certain parcel of land in Lowell, Middlesex County, Massachusetts, shown as Lot 1 on a plan entitled "Plan of Land in Lowell, MA", dated December 19, 1984, for BERMAN, FRENCH & ASSOC., prepared by ROBERT M. GILL & ASSOCIATES INC., recorded at Middlesex North District Registry of Deeds in Plan Book 149, Plan 95 and also shown as Lot 1 on a plan entitled "As Built Plan of Land in Lowell, Massachusetts", dated December 15, 1989 and revised January 11, 1990, January 19, 1990, March 21, 1990, for Appleton-Lowell Associates, prepared by ROBERT M. GILL & ASSOCIATES, INC. and recorded herewith* (hereinafter the "Plan"), more particularly described, according to the Plan, as follows:

         Beginning at the southeast corner of the premises at land of N.S. Leasing Tr II and Industrial Avenue East, bounded and described as follows:

         thence S 86 degrees 08 minutes 00 seconds W, 215.52 feet, by Industrial Avenue East;

         thence in a curved line westerly and northerly at a radius of 575.00 feet, a length of 42.94 feet, by Industrial Avenue East;

         thence N 89 degrees 35 minutes 18 seconds W, 1.54 feet, by Industrial Avenue East;

         thence N 0 degrees 24 minutes 42 seconds E, 14.95 feet, by River Meadow Brook Relocation;

         thence N 89 degrees 35 minutes 18 seconds W, 10.00 feet, by River Meadow Brook Relocation;

         thence N 0 degrees 24 minutes 42 seconds E, 95.10 feet, by said River Meadow Brook Relocation;

         thence northerly and westerly in a curved line at a radius of 430.00 feet, a length of 340.84 feet, by said River Meadow Brook Relocation;

         thence N 45 degrees 00 minutes 16 seconds W, 311.08', by said Brook Relocation;

         thence northerly and easterly in a curved line at a radius of 370.00 feet, a length of 217.40 feet, still by said Brook Relocation;

         thence N 88 degrees 30 minutes 20 seconds E, 364.93 feet, by land of Coca-Cola Bottling Co.;

         thence S 03 degrees 52 minutes 00 seconds E, 194.49 feet by land of Thomas J. Donegan Trust;

         thence N 86 degrees 08 minutes 00 seconds E, 392.00 feet, still by land of Donegan Trust;

         thence S 22 degrees 23 minutes 50 seconds E, 221.48 feet, by Industrial Avenue East;

         thence S 86 degrees 08 minutes 00 seconds W, 237.51 feet, by land of N.S. Leasing Tr II; and

         thence S 12 degrees 58 minutes 05 seconds E, 442.72 feet, still by land of N.S. Leasing Tr II, to the point of beginning.

Said Lot 1 contains 301,414 square feet more or less, according to said Plan, being and intended to be the same premises as described in Deed of Berkshire Builders, Inc. to Grantor dated March 14, 1989 recorded in said Registry of Deeds at Book 3393, Page 302, and formerly shown as Lot A and Lot C2 in Plan Book 129, Plan 12 and Plan Book 133, Plan 134 respectively.

         For reference to title see deed of Berkshire Builders, Inc. to Grantor dated March 14, 1986 and recorded in said Registry of Deeds at Book 3393, Page 301.

*Said plan dated December 15, 1989, last revised March 21, 1990, recorded with Middlesex North District Registry of Deeds on March 30, 1990 as Instrument No. 13114 in Book 5188, Page 300, Plan Book 171, Plan 111.

                                   Exhibit B

                                 The Contracts

                              [See attached copy.]

LOWELL, MASSACHUSETTS


- -   Contract with AMRIC Power Sweeping (Snow removal) effective 1994;

- -   Placement Agreement with American Map Company effective 04/09/94;

- -   Contract with Vining Disposal Services (Cardboard removal) effective
    06/08/93;

- -   Contract with Vining Disposal Services (Trash removal) effective 06/08/93;

- -   Music Services Agreement with Muzak Music effective May 1990;

- -   Rental Agreement with New England Spring Co., Inc. (H/C with refrigerator)
    effective 09/07/90;

- -   Contract with Copilabs Incorporated (Copier) effective 06/28/94;

- -   Contract with Millar Custom Engineered Maintenance (elevators) effective
    10/26/92;

- -   Fire Alarm Services Contract with Simplex Time Recorder Co. effective
    01/01/93;

- -   Contract with Fujitsu Business Communications Systems effective 06/01/94;
    and

- -   All other contracts, if any, affecting the property.

Milford, Massachusetts



                                   Exhibit A

                                  The Premises

                              [See attached copy.]

     That certain parcel of land in Milford, Worcester County, Massachusetts located on Cedar Street and Fortune Boulevard, containing 228,460 +/- s.f. or
5.24 +/- Acres and shown as Lot 20 on a plan of land entitled:

                                  PLAN OF LAND

                     Scale 1" = 200', Date:  March 21, 1989
                           Lot 20, Fortune Boulevard
                                  Milford, MA
                         Prepared for:  Marriott Corp.
                                 Marriott Drive
                                Washington, D.C.
                    Visniewsky Engineering Associates, Inc.
                        Civil Engineers & Land Surveyors
                              One Courthouse Lane
                                   Building 8
                             Chelmsford, MA  01824
                                 (508) 937-0700

    Recorded in the Worcester Registry of Deeds at Plan Book 617, Plan 45.

    The above parcel is conveyed with the right and easement to utilize those portions of Fortune Boulevard not owned in fee by the Town of Milford for access, egress, and underground utility purposes in common with Howard A. Fafard and those lawfully entitled thereto. This right and easement shall terminate upon the acceptance by the Town of Milford of those portions of Fortune Boulevard not currently owned by the Town of Milford.

    The above parcel is subject to a 10' wide easement for future highway purposes as shown on the above-referenced plan, and all other Easements, Restrictions, and Rights of Way of record as the same are now in force and applicable.

    The land herein conveyed does not constitute all, or substantially all, of the Grantor's assets in the Commonwealth of Massachusetts.

    For title of Grantor see Deed of Howard A. Fafard dated March 31, 1989, recorded herewith.

    Intending to convey the same premises described as follows:

PARCEL I

A certain tract or parcel of land with the buildings thereon on the northerly side of Fortune Boulevard and the easterly side of Cedar Street in the Town of Milford, County of Worcester, State of Massachusetts, which parcel is shown as Lot 20 on a survey entitled "Plan of Land - Lot 20, Fortune Boulevard, Milford, MA" drawn by Visniewski Engineering Associates, Inc., dated February 9, 1989 and recorded with the Worcester District Registry of Deeds, Plan Book 617, Plan 45, and which parcel is further bounded and described as follows:

BEGINNING at a point on the easterly side of Cedar Street, it being the northwesterly corner of the parcel described herein;

THENCE N. 87 degrees 07 minutes 32 seconds E., 670 feet by Parcel A on said plan to a point;

THENCE S. 03 degrees 00 minutes 36 seconds E., 356.75 feet by Parcel A on said plan to a point;

THENCE by a curve to the right with a radius of 20.00 feet, a distance of 37.95 feet by Parcel A on said plan to a point on the northerly side of Fortune Boulevard;

THENCE on a curve to the left with a radius of 972.94 feet, a distance of 116.06 feet by Fortune Boulevard to a point;

THENCE N. 81 degrees 07 minutes 36 seconds W. a distance of 51.65 feet by Fortune Boulevard to a point;

THENCE on a curve to the left with a radius of 724.84 feet, a distance of
331.46 feet by Fortune Boulevard to a point;

THENCE S. 72 degrees 40 minutes 21 seconds W. a distance of 79.36 feet by Fortune Boulevard to a point;

THENCE on a curve to the right with a radius of 65.00 feet, a distance of 84.90 feet by the intersection of Fortune Boulevard and Cedar Street to a point;

THENCE N. 05 degrees 35 minutes 08 seconds W. by the easterly line of Cedar Street a distance of 82.45 feet to a point;

THENCE N. 02 degrees 52 minutes 28 seconds W. by the easterly line of Cedar Street a distance of 249.29 feet to the point of beginning.

PARCEL II [APPURTENANCE(S)]


Together with the benefits (and subject to the burdens) of the following:

         Those easements set forth in Paragraphs 1, 3, 4, 5, 6, 9, 11, 12 and 13 of that certain DECLARATION OF EASEMENTS by and between HOWARD A. FAFARD and NEW ORLEANS MARRIOTT HOTEL VENTURE LIMITED PARTNERSHIP recorded on 4/3/89 in Book 12013 Page 6, as modified as to Paragraph 3 pursuant to that certain REVISION OF SIGN EASEMENT by and between the same parties recorded on 1/31/91 in Book 13223 Page 152.


The foregoing appurtenance(s) is/are subject to the terms, conditions, provisions and limitations therein.

                                   Exhibit B

                                 The Contracts

                              [See attached copy.]

MILFORD, MASSACHUSETTS


- -   Contract with Waste Management of Massachusetts, Inc. effective 04/30/93;

- -   Service Agreement with Environmental Biotech, Inc. (Greaseinterceptor)
    effective 06/03/93;

- -   Contract with Alisar Construction, Inc. (Snow removal) effective 1994;

- -   Fax Machine Maintenance Agreement with Pitney-Bowes effective 12/31/90;

- -   Maintenance Agreement with Konica Business Machines (Copier) effective
    03/20/94

- -   Maintenance Service Agreement with Bay State Elevator Company, Inc.
    effective 11/01/90;

- -   Contract with Simplex Time Recorder effective 07/16/93;

- -   Agreement with D. Foley Landscape, Inc. effective 1994;

- -   Marriott Standard Service Agreement with Kitchen Klean, Inc. effective
    10/01/90;

- -   Contract with Ecolab effective 02/28/94;

- -   Marriott Standard Service Agreement with Waste Systems, Inc. effective
    05/01/93; and

- -   All other contracts, if any, affecting the property.

Fairfax County, Virginia


                                   Exhibit A

                                  The Premises

                              [See attached copy.]

PARCEL I All of that certain lot or parcel of land situated, lying and being in FAIRFAX County, Virginia, and being more particularly described as follows:

           Lot 18, Phase One, DULLES BUSINESS PARK, as the same appears duly dedicated, platted and recorded in Deed Book 6087 at Page 1793, among the land records of Fairfax County, Virginia.

           AND BEING the same property conveyed to HMH Courtyard Properties, Inc., a Delaware corporation by deed from Marriott Corporation, a Delaware corporation, dated August 27, 1993 and recorded December 7, 1993 in Deed Book 8892 at Page 1815 among the land records of FAIRFAX County, Virginia.

PARCEL II [APPURTENANCE(S)]


Together with the benefits (and subject to the burdens) of the following:


         1. Sign and Parking Cross Easement Agreement between Fidelio Properties and Marriott Corporation dated 4/12/88, recorded 4/13/88 as Instrument No. 88-046138 (Book 6998 Page 43).

         2. Declaration of Restrictive Covenants between Fidelio Properties and Marriott Corporation dated 4/12/88, recorded 4/13/88 as Instrument No. 88-046139 (Book 6998 Page 64).


The foregoing appurtenance(s) is/are subject to the terms, conditions, provisions and limitations therein.

                                   EXHIBIT B

                                 The Contracts

                              [See attached copy.]

DULLES/FAIRFAX, VIRGINIA


- -   Water Lease Agreement with Cloister Spring effective 03/01/94;

- -   Service Agreement with BFI Waste Systems effective 09/01/94;

- -   Grounds Maintenance Program Contract with Delmar Systems, Inc. effective
    01/91/95;

- -   Contract with Joseph J. Magnolia, Inc. (Grease Interceptor) effective
    08/20/90;

- -   Marriott Standard Service Agreement with PM Hood and Duct effective
    09/10/90;

- -   Complete Maintenance Agreement for Hydraulic Elevators with Montgomery
    Elevator Maintenance effective 09/23/92;

- -   Agreement for Public Telephone Service with Bell Atlantic Company effective
    11/01/93;

- -   Interior Landscaping-Takeover Maintenance Agreement with Creative Plantings,
    Inc. effective 10/27/93;

- -   Swimming Pool Management Agreement with Winkler Pool Management, Inc.
    effective 03/01/95;

- -   Snow Plowing Service Contract with Lloyd Hepner effective 1995;

- -   Contract Agreement with Alamo Leasing Company (Van) effective 09/14/90; and

- -   All other contracts, if any, affecting the property.

Cobb County, City of Atlanta, Georgia


                                   Exhibit A

                                  The Premises

                              [See attached copy.]

                                Atlanta Midtown


ALL that tract or parcel of land ling and being in Land Lot 107 of the 17th Land District of Fulton County, Georgia and being more particularly described as follows:

         COMMENCING at the point formed by the intersection of the northern Right-of-Way of 10th Street, a 50" R/W, and the western Right-of-Way of Techwood Drive, a 60' R/W.

         THENCE running northerly along the western Right-of-Way of Techwood Drive for 1251.53' to an iron pin found and the POINT OF BEGINNING;

         THENCE departing said Right-of-Way and running, N 88 degrees 50 minutes 00 seconds W for 378.54' to an iron pin found;

         THENCE running N 01 degrees 31 minutes 40 seconds E for 410.89' to an iron pin found;

         THENCE running S 89 degrees 42 minutes 55 seconds E for 376.00' to an iron pin found on the western Right-of-Way of Techwood Drive;

         THENCE running along the western Right-of-Way of Techwood Drive, S 01 degrees 10 minutes 00 seconds W for 416.67' to an iron pin found and the POINT of BEGINNING.

         Said tract containing 156,092 square feet or 3.5834 acres.





The foregoing premises are described and depicted as per Survey made by Mallett & Associates (by Michael F. Lawler) dated 2/17/95, last revised -- (Job NO. 95108).

                                   Exhibit B

                                 The Contracts

                              [See attached copy.]

ATLANTA MIDTOWN, GEORGIA


- -   Grounds Maintenance Contract with Post Landscape Services effective
    01/01/94;

- -   Contract with United Waste Service, Inc. effective 09/01/92;

- -   Marriott Standard Service Agreement with Owsley & Sons Inc. effective
    10/25/91;

- -   Contract with Safety Fire Controls, Inc. effective 07/17/92;

- -   Contract with Southeastern Protection Services effective 11/11/91;

- -   Marriott Standard Service Agreement with Rentokil Tropical Plants effective
    09/01/91;

- -   Maintenance Agreement with Montgomery Elevator effective 08/01/92; and

- -   All other contracts, if any, affecting the property.

Foxboro, Massachusetts

                                   Exhibit A

                                  The Premises

                              [See attached copy.]

PARCEL I
                           MARRIOTT COURTYARD - LOT 2

         BEGINNING AT A POINT ON THE SOUTHEASTERLY SIDELINE OF COMMERCIAL STREET (OLD ROUTE 140) AND BEING THE SOUTHERLY MOST CORNER OF THE HEREIN DESCRIBED LOT 2:

THENCE BOUNDED
SOUTHWESTERLY      BY COMMERCIAL STREET IN TWO (2) COURSES, 205.00 FEET AND
                   276.67 FEET:  THENCE

NORTHWESTERLY      BY LAND OF CC&F FOXBOROUGH TRUST, 443.01 FEET: THENCE

NORTHEASTERLY      BY CONSTITUTION WAY IN THREE (3) COURSES, 46.17 FEET. A
                   COUNTERCLOCKWISE CURVE OF A RADIUS OF 270.00 FEET, L = 188.82
                   FEET AND A CLOCKWISE CURVE OF A RADIUS OF 40.00 FEET, L =
                   56.85 FEET:  THENCE

EASTERLY BY FOXBOROUGH BOULEVARD BY A COUNTERCLOCKWISE CURVE OF A RADIUS OF 430.00 FEET, L = 266.75 FEET: THENCE

SOUTHEASTERLY      BY LAND OF CC&F FOXBOROUGH TRUST, 313.77 FEET TO THE POINT OF
                   BEGINNING.  SAID LOT 2 CONTAINS 4.61 ACRES.

    THE ABOVE DESCRIBED LOT 2 IS SHOWN ON A PLAN ENTITLED: "PLAN OF LAND IN FOXBOROUGH, MASS." DATED AUGUST 27, 1987 BY BAY COLONY SURVEYING, INC., RECORDED ON SEPTEMBER 11, 1987 AS PLAN NO. 1103 OF 1987 IN PLAN BOOK 358.

    THE ABOVE DESCRIBED PREMISES HAS THE BENEFIT OF THE FOLLOWING APPURTENANT
RIGHTS:

         RIGHT OF WAY AS SET FORTH IN DEED FROM CC&F FOXBOROUGH TRUST TO MARRIOTT CORPORATION DATED SEPTEMBER 10, 1987, RECORDED ON SEPTEMBER 11, 1987 AS INSTRUMENT NO. 110395, TO USE AND MAINTAIN IN COMMON WITH OTHERS FOXBOROUGH BOULEVARD AND CONSTITUTION WAY FOR ALL PURPOSES FOR WHICH STREETS AND WAYS MAY FROM TIME TO TIME BE USED IN TOWN OF FOXBOROUGH.

PARCEL II [APPURTENANCE(s)]





Together with the benefits (and subject to the burdens) of the following:


         Restriction Agreement between CC&F Foxborough Trust and Marriott Corporation dated 9/10/87, recorded on 9/11/87 in Book 7733 Page 220 (Instr. No. 110396).





The foregoing appurtenance(s) is/are subject to the terms, conditions, provisions and limitations therein.

                                    Exhibit B

                                  The Contracts

                              [See attached copy.]

FOXBORO, MASSACHUSETTS

- -    Marriott Standard Service Agreement with Waste Management of Massachusetts effective 05/01/93;

- -    Contract with Precision Pavement Maintenance Co. effective 1994;

- -    Contract with Rentokil Inc. Tropical Plant Services;

- -    Contract with D. Foley Landscape, Inc. effective 09/21/94; and

- -    All other contracts, if any, affecting the property.

Bellevue, Washington

                                    Exhibit A

                                  The Premises

                              [See attached copy.]

                                Seattle/Bellevue


LOT 2, CITY OF BELLEVUE SHORT PLAT NUMBER 79-74R, RECORDED UNDER RECORDING NUMBER 8107239001 IN KING COUNTY, WASHINGTON;

TOGETHER WITH THAT PORTION OF LOT 3, CITY OF BELLEVUE SHORT PLAT NUMBER 83-28, RECORDED UNDER RECORDING NUMBER 8311099001, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST SOUTHERLY CORNER OF SAID LOT 3;

THENCE NORTH 44 degrees 24 minutes 12 seconds WEST ALONG THE SOUTHWESTERLY LINE OF LOT 3 A DISTANCE OF 74.08 FEET;

THENCE NORTH 45 degrees 35 minutes 48 seconds EAST PARALLEL WITH THE WESTERLY RIGHT OF WAY LINE OF N.E. 29TH PLACE, 170 FEET TO A LINE PARALLEL WITH AND 30.00 FEET DISTANT OF THE NORTHEASTERLY LINE OF LOT 3;

THENCE NORTH 44 degrees 24 minutes 12 seconds WEST ALONG SAID PARALLEL LINE
159.87 FEET;

THENCE NORTH 45 degrees 34 minutes 48 seconds EAST 56.74 FEET TO A LINE PARALLEL WITH AND 24.68 FEET DISTANT OF THE NORTHEASTERLY LINE OF LOT 3;

THENCE NORTH 44 degrees 25 minutes 12 seconds WEST PARALLEL WITH SAID NORTHEASTERLY LINE OF LOT 3 A DISTANCE OF 627.76 FEET TO THE WEST LINE OF LOT 3;

THENCE NORTH 01 degrees 25 minutes 31 seconds EAST ALONG SAID WEST LINE 48.34 FEET TO THE MOST NORTHERLY CORNER OF LOT 3;

THENCE ALONG THE NORTHEASTERLY LINE OF LOT 3 SOUTH 44 degrees 25 minutes 12 seconds EAST 318.85 FEET TO AN ANGLE POINT IN SAID NORTHEASTERLY LOT LINE; THENCE CONTINUING ALONG SAID LOT LINE SOUTH 45 degrees 34 minutes 48 seconds WEST 10.00 FEET TO AN ANGLE POINT IN SAID LOT LINE;

THENCE CONTINUING ALONG SAID LOT LINE SOUTH 44 degrees 25 minutes 12 seconds EAST 371.05 FEET TO AN ANGLE POINT IN SAID LOT LINE;

THENCE CONTINUING ALONG SAID LOT LINE SOUTH 45 degrees 22 minutes 01 seconds WEST 51.43 FEET TO AN ANGLE POINT IN SAID LOT LINE;

THENCE CONTINUING ALONG SAID LOT LINE SOUTH 44 degrees 24 minutes 12 seconds EAST 205.30 FEET TO THE MOST EASTERLY CORNER OF SAID LOT 3;

THENCE CONTINUING ALONG THE WESTERLY RIGHT OF WAY LINE OF N.E. 29TH PLACE SOUTH 45 degrees 35 minutes 48 seconds WEST 200.00 FEET TO THE POINT OF BEGINNING;

TOGETHER WITH A NON-EXCLUSIVE PERPETUAL EASEMENT FOR INGRESS, EGRESS AND UTILITIES OVER THAT PORTION OF LOT 4 OF CITY OF BELLEVUE SHORT PLAT NUMBER 79-74R RECORDED UNDER RECORDING NUMBER 8107239001, AND AS AMENDED BY CITY OF BELLEVUE SHORT PLAT NUMBER 83-28, RECORDED UNDER RECORDING NUMBER 8311099001, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 4;

THENCE NORTH 44 degrees 24 minutes 12 seconds WEST 134.50 FEET TO AN ANGLE POINT IN THE NORTHEASTERLY LINE THEREOF;

THENCE NORTH 45 degrees 22 minutes 01 seconds EAST 68.59 FEET ALONG SAID NORTHEASTERLY LINE OF SAID LOT 4 TO THE TRUE POINT OF BEGINNING;

THENCE SOUTH 45 degrees 22 minutes 01 seconds WEST 40.00 FEET TO A POINT WHICH BEARS NORTH 45 degrees 22 minutes 01 seconds EAST 28.58 FEET FROM AN ANGLE POINT IN SAID NORTHEASTERLY LINE;

THENCE NORTH 44 degrees 24 minutes 12 seconds WEST 70.00 FEET;

THENCE NORTH 45 degrees 22 minutes 01 seconds EAST 40.00 FEET;

THENCE SOUTH 44 degrees 24 minutes 12 seconds EAST 70.00 FEET TO THE TRUE POINT OF BEGINNING OF SAID EASEMENT TRACT;

(ALSO KNOWN AS LOT A, CITY OF BELLEVUE BOUNDARY LINE ADJUSTMENT NO. BLA-88-6528, RECORDED UNDER RECORDING NUMBER 8908159001);

TOGETHER WITH ALL NON-EXCLUSIVE EASEMENTS FOR LANDSCAPING, UTILITIES, INGRESS, EGRESS, AND PASSAGE OF PEDESTRIANS, AND INGRESS, EGRESS, PASSAGE AND PARKING OF MOTOR VEHICLES, AS ESTABLISHED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 8112150351; AND

TOGETHER WITH ANY EXCLUSIVE EASEMENT FOR INGRESS, EGRESS, PASSAGE AND PARKING OF MOTOR VEHICLES APPURTENANT TO THE ABOVE DESCRIBED PROPERTY AS ESTABLISHED BY INSTRUMENT RECORDED UNDER RECORDING NUMBER 8112150351.

                                    Exhibit B

                                  The Contracts

                              [See attached copy.]

SEATTLE BELLEVUE, WASHINGTON


- -    Vending Equipment Agreement with Alpac Corporation Vending effective
     03/15/94;

- -    Agreement with Eastgate Cleaners effective 03/29/90;

- -    Agreement with Fibercare Incorporated effective 12/13/94;

- -    Agreement with P&G Plant Company effective 10/01/91;

- -    Landscaping Services Agreement with Highridge Maintenance effective
     02/15/94;

- -    Contract with Pitney Bowes effective 01/01/93;

- -    Food and Beverage Vending Agreement with Marriott Vending Services effective 08/20/90;

- -    Contract with Motorola Communications and Electronics Inc. effective
     01/14/92;

- -    Ecolab Pest Elimination Program effective 12/01/91; and

- -    All other contracts, if any, affecting the premises.

Kansas City, Missouri

                                    Exhibit A

                                  The Premises

                              [See attached copy.]

LOT 1, HOLMES VIEW, A SUBDIVISION OF LAND IN THE SOUTH 1/2 OF SECTION 32, TOWNSHIP 48 NORTH, RANGE 33 WEST, OF THE 5TH P.M., KANSAS CITY, JACKSON COUNTY, MISSOURI, ACCORDING TO THE RECORDED PLAT THEREOF, EXCEPT THAT PORTION OF THE PREMISES WITHIN THE RIGHT-OF-WAY OF 105TH STREET, AND ALSO EXCEPT THAT PORTION OF THE PREMISES WITHIN THE RIGHT-OF-WAY OF I-435.

A TRACT OF LAND BEING ALL OF LOT 1 OF "HOLMES VIEW", A SUBDIVISION, AND PART OF LOTS 23, 24, 25, 26, 27, 28 AND 29 OF BLOCK 1 OF "SOUTH CITY VIEW", A SUBDIVISION, AND PART OF VACATED 104th STREET, ALL LOCATED IN THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 32, TOWNSHIP 48 NORTH, RANGE 33 WEST, BEING IN KANSAS CITY, JACKSON COUNTY, MISSOURI, BOUNDED AND DESCRIBED AS
FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT 1; THENCE N 88 degrees 58 minutes 53 seconds W ALONG THE SOUTH LINE OF SAID LOT 1 A DISTANCE OF 227.59 FEET TO THE P.C. OF A CURVE TO THE RIGHT HAVING A RADIUS OF 170.00 FEET; THENCE ALONG SAID CURVE CONTINUING ALONG SAID LOT LINE AN ARC DISTANCE OF 264.46 FEET (CHORD N 42 degrees 24 minutes 58 seconds W 238.58 FEET) TO THE P.T. OF SAID CURVE; THENCE N 02 degrees 08 minutes 57 seconds E ALONG THE WEST LINE OF SAID LOT 1 A DISTANCE OF 271.43 FEET TO THE P.C. OF A CURVE TO THE LEFT HAVING A RADIUS OF 260.00 FEET; THENCE ALONG SAID CURVE CONTINUING ALONG SAID LOT LINE AND AN EXTENSION THEREOF, AN ARC DISTANCE OF 153.48 FEET (CHORD N 14 degrees 45 minutes 43 seconds W 151.26 FEET) TO A POINT ON THE WEST LINE OF SAID LOT 23, SAID POINT ALSO BEING ON THE WEST LINE OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 32 AND THE RIGHT-OF-WAY LINE OF INTERSTATE 435; THENCE N 02 degrees 08 minutes 57 seconds E ALONG SAID RIGHT-OF-WAY LINE AND SAID WEST LOT LINE A DISTANCE OF 54.10 FEET; THENCE S 78 degrees 55 minutes 51 seconds E CONTINUING ALONG SAID RIGHT-OF-WAY LINE A DISTANCE OF 320.39 FEET; THENCE S 65 degrees 17 minutes 09 seconds E CONTINUING ALONG SAID RIGHT-OF-WAY LINE A DISTANCE OF
222.11 FEET; THENCE S 55 degrees 11 minutes 43 seconds E CONTINUING ALONG SAID RIGHT-OF-WAY LINE A DISTANCE OF 21.29 FEET TO A POINT THAT IS 10.00 FEET NORTH OF THE CENTERLINE OF VACATED 104th STREET, SAID POINT ALSO BEING ON THE NORTH LINE OF LOT 2 OF SAID "HOLMES VIEW"; THENCE N 86 degrees 58 minutes 56 seconds W ALONG THE NORTH LINE OF SAID LOT 2 AND A LINE THAT IS 10.00 NORTH OF AND PARALLEL WITH SAID CENTERLINE A DISTANCE OF 100.41 FEET TO NORTHEAST CORNER OF SAID LOT 1; THENCE S 02 degrees 10 minutes 06 seconds W ALONG THE EAST LINE OF SAID LOT 1 A DISTANCE OF 498.81 FEET TO THE POINT OF BEGINNING. SAID TRACT CONTAINS 236,870 SQUARE FEET (5.44 ACRES), MORE OR LESS, AND IS SUBJECT TO ALL EASEMENTS AND ENCUMBRANCES OF RECORD. BEARINGS ARE REFERENCED TO THE KANSAS CITY, MISSOURI INDEPENDENT GRID SYSTEM.

                                    Exhibit B

                                  The Contracts

                              [See attached copy.]

KANSAS CITY SOUTH, MISSOURI

- -    Snow and Ice Treatment Agreement with The Brothers Company, Inc. effective
     09/16/94;

- -    Complete Maintenance Agreement for Hydraulic Elevators with Montgomery
     Elevator Maintenance;

- -    Contract with ADT Security Systems effective 06/05/90;

- -    Agreement with AEI Music Network Inc. effective 04/25/90;

- -    Marriott Standard Service Agreement with Tropical Plant Rentals, Inc.
     effective 10/22/90;

- -    Vending Agreement with Palace Vending Co., Inc. effective 09/17/90;

- -    Valet Service Agreement with Plaza Ford effective 09/27/90; and

- -    All other contracts, if any, affecting the property.

Spartanburg, South Carolina


                                    Exhibit A

                                  The Premises

                              [See attached copy.]

         Located in the County of Spartanburg, State of South Carolina, and being situated on the southeasterly side of a frontage road near the intersection of U.S. Highway No. 56 (Asheville Highway) and Interstate I-85, and further bounded and described as follows:

         BEGINNING at an Iron pipe on the northeast side of a private road (40-foot right-of-way), which beginning point is North 15 degrees 04 minutes 59 seconds East 43.69 feet (43.86 feet record distance) from an Iron pin at the common corner of lots now or previously owned by Travelers Petroleum, Inc. ("Texaco") and Waffle House, Inc.;

         Thence and with the right-of-way of the private road North 51 degrees 11 minutes 20 seconds West 267.81 feet (267.35 feet record distance) to an existing P.K. nail in the asphalt;

         Thence North 43 degrees 04 minutes 18 seconds West 36.30 feet (36.28 feet record distance) to an existing iron pipe;

         Thence North 22 degrees 12 minutes 23 seconds West 34.70 feet (34.73 feet record distance) to an existing iron pipe;

         Thence North 27 degrees 27 minutes 56 seconds West 24.77 feet (24.76 feet record distance) to an existing iron pipe;

         Thence North 43 degrees 00 minutes 19 seconds West 28.72 feet (28.72 feet record distance) to an existing P.K. nail in the asphalt;

         Thence North 47 degrees 44 minutes 03 seconds West 37.89 feet (37.87 feet record distance) to an existing nail in the asphalt at the intersection of the eastern right-of-way margin of the said 40-foot private road and the southeastern right-of-way margin of Frontage Private Road (Mobile Drive, a 40 foot right-of-way);

         Thence and with the southeastern margin of said Frontage Private Road (Mobile Drive) North 48 degrees 08 minutes 52 seconds East 275.52 feet (275.45 feet record distance) to an existing iron pipe in the southeastern right-of-way margin of said Frontage Private Road (Mobile Drive) said existing iron pipe being also located South 51 degrees 11 minutes 13 seconds East 63.90 feet from an existing railroad spike in the centerline of the asphalt of Frontage Road, said iron pipe also being the northwestern boundary corner of a tract of land now or formerly owned by North Town Associates, L.P., as it intersects with the southeastern right of way margin of Frontage Private Road (Mobile Drive) as recorded in Plat Book 106, Page 61, and Deed Book 54-Z, at Page 548;

         Thence and with the southwestern boundary line of the tract of land now or formerly owned by North Town Associates, L.P., South 51 degrees 09 minutes 32 seconds East 377.83 feet (377.80 feet record distance) to an existing iron pipe;

         Thence South 38 degrees 43 minutes 09 seconds West 309.95 feet (310.00 feet record distance) to the point and place of BEGINNING, containing 2.774 acres by D.M.D., (120,841.113 square feet) and being all of that tract of land as shown on a plat entitled "Topographic Survey for Greer Properties, Inc." and recorded in Plat Book 106, at page 60, in the RMC Office for Spartanburg County, South Carolina.

         TOGETHER WITH all rights pursuant to that certain Access Easement Agreement between North Town Associates, L.P., and Greer Properties, Inc., recorded in Deed Book 54-Z, Page 495, on January 4, 1989 in said RMC Office.

         TOGETHER WITH all rights pursuant to that certain Slope Easement and Agreement between North Town Associates, L.P., and Greer Properties, Inc., recorded in Deed Book 54-Z, Page 487, on January 4, 1989, in said RMC Office.

         TOGETHER WITH all rights pursuant to that certain Storm Water Drainage Easement between North Town Associates, L.P., and Greer Properties, Inc., recorded in Deed Book 54-Z, Page 505, on January 4, 1989, in said RMC Office.

         TOGETHER with all rights pursuant to that certain Water Line Agreement between North Town Associates, L.P., Travelers Petroleum, Inc., NCNB South Carolina, and Greer Properties, Inc., recorded in Deed Book 54-Z, Page 515, on January 4, 1989, in said RMC Office.

NOTE: The above legal description describes the same property described in Exhibit "A" in Schedule A of Title Commitment No. 3- 00109/1309.086/SMC of the Chicago Title Insurance Company bearing an effective date of January 6, 1995.

                                   EXHIBIT 2


All rights of Grantee pursuant to that certain Access Easement Agreement between North Town Associates, L.P., as Grantor, and Greer Properties, Inc., as Grantee, recorded in Deed Book 54-Z, Page 495, on January 4, 1989 in said RMC Office, which easement area is described as follows:

All that certain lot, piece or parcel of land in the County of Spartanburg, State of South Carolina, near the Hearon Traffic Circle at the North Town Shopping Center containing 1.998 acres, more or less, and being shown and designated as "Private Road" and "Proposed Frontage Private Road" on a plat of survey for North Town Associates, L.P. prepared by Archie S. Deaton & Associates, Land Surveyors, dated December 16, 1988, and more particulary described on said plat by metes and bounds as follows:

Beginning at a point on the edge of the right of way at the intersection of said Private Road and White Avenue and running thence S. 59 degrees -24 minutes W.
42.8 feet to a point; thence N. 51 degrees -11 minutes W. 240 feet to a point; thence S. 83 degrees -49 minutes W. 35.40 feet to a point; thence S. 38 degrees
- -49 minutes W. 190 feet to a point; thence S. 06 degrees -11 minutes E. 35.40 feet; thence with the right of way of U.S. Highway 56 N. 81 degrees -11 minutes
W. 110 feet to a point; thence N. 83 degrees -49 minutes E. 35.40 feet to a point; thence N. 38 degrees -49 minutes E. 190 feet to a point; thence N. 06 degrees -11 minutes W. 35.40 feet to a point; thence N. 51 degrees -11 minutes
W. 255.20 feet to a point; thence E. 83 degrees -49 minutes W. 35.40 feet to a point; thence S. 18 degrees -49 minutes W. 190 feet to a point; thence S. 06 degrees -11 minutes E. 18 degrees -49 minutes W. 190 feet to a point; thence N. 06 degrees -11 minutes W. 35.40 feet to a point; thence with the right of way of U.S. Highway 56 N. 51 -11 minutes W. 110 feet to a point; thence N. 83 degrees
- -45 minutes E. 35.40 feet to a point; thence N. 38 degrees -49 minutes E. 110 feet to a point; thence N. 06 degrees -11 minutes W. 35.40 feet to a point; thence N. 51 degrees -11 minutes -20 seconds W. 443.05 feet to a point; thence
N. 42 degrees -19 minutes - 57 seconds W. 51.20 feet to a point; thence N. 23 degrees -48 minutes -28 seconds W. 55.43 feet to a point; thence N. 43 degrees
- -49 minutes -18 seconds W. 21.79 feet to a point; thence N. 47 degrees -44 minutes -31 seconds W. 40.93 feet to a point; thence N. 47 degrees -44 minutes
- -31 seconds W. 40.18 feet to a point on the existing road right of way for the Frontage Road at Interstate 85; thence N. 48 degrees -09 minutes -44 seconds E.
40.19 feet to a point; thence S. 47 degrees -44 minutes -32 seconds E. 40.22 feet to a point; thence S. 47 degrees -44 minutes -31 seconds E. 37.87 feet; thence S. 43 degrees -02 minutes -57 seconds E. 28.72 feet; thence S. 27 degrees
- -28 minutes -33 seconds E. 24.76 feet; thence S. 22 degrees -13 minutes -26 seconds E. 34.73 feet; thence S. 43 degrees -07 minutes -07 seconds E. 36.28 feet; thence S. 51 degrees -11 minutes -20 seconds E. 443.35 feet to a point at an intersection for a Proposed Frontage Road; thence S. 51 degrees -11 minutes
E. 729.92 feet to a point, being the point of beginning.

ALSO, said easement includes all that certain lot, piece or parcel of land in the County of Spartanburg, State of South Carolina, near the Hearon Traffic Circle at the North Town Shopping Center containing 0.252 acres, more or less, and being shown and designated as "Proposed Frontage Private Road" on a plat of survey for North Town Associates, L.P. prepared by Archie S. Deston & Associates, Land Surveyors, dated December 16, 1988, and more particulary described on said plat by metes and bounds as follows:

Beginning at a point on the southeastern side of the existing Frontage Road paralleling Interstate 85 and running thence N. 48 degrees - 09 minutes 44 seconds E. 273 feet to a point; thence S. 51 degrees -11 minutes -20 seconds E.
40.54 feet to a point; thence S. 48 degrees -09 minutes -44 seconds W. 275.45 feet to a point; thence N. 47 degrees -44 minutes -31 seconds W. 40.22 feet to a point, being the point of beginning.

                                   EXHIBIT 3


All rights of Grantee pursuant to that certain Slope Easement and Agreement between North Town Associates, L.P., as Grantor, and Greer Properties, Inc., as Grantee, recorded in Deed Book 54-Z, Page 487, on January 4, 1989 in said RMC Office, which easement area is described as follows:

All that certain piece or parcel of land located in the County of Spartanburg, State of South Carolina, lying and being situate on the southeasterly side of a Frontage Road near the intersection of U.S. Highway No. 86 (Asheville Highway) and Interstate I-85, and being shown as the "10' Slope Easement" on a Topographic Survey for Greer Properties, Inc., prepared by Archie S. Deaton & Associates, Land Surveyors, dated November 7, 1988; said property being more particularly described according to said plot as follows:

Beginning at an iron pin on the northwest corner of the subject property and running thence North 48 degrees -09 minutes -44 seconds East, 10.13 feet to a point; thence South 51 degrees -11 minutes -20 seconds East, 386.15 feet to a point; thence South 38 degrees -48 minutes -40 seconds West, 320.00 feet to a point; thence North 51 degrees -11 minutes -20 seconds West, 10.00 feet to an iron pin; thence North 38 degrees -48 minutes -40 seconds East, 310.00 feet to an iron pin; thence North 51 degrees -11 minutes -20 seconds West, 377.80 feet to an iron pin, the POINT OF BEGINNING.

                                   EXHIBIT 4


         All rights of Grantee pursuant to that certain Storm Water Drainage Easement between North Town Associates, L.P. and Greer Properties, Inc. recorded in Deed Book 54-Z, Page 505, in said RMC Office on January 4, 1989, which easement area is described as follows:

         Said easement is shown on a plat for North Town Associates, L.P. showing storm drainage easement plan prepared by Archie S. Deaton & Associates, Land Surveyors, dated December 20, 1988, to which plat reference is made in aid of description and which easement area is fifteen (15) feet in width, extending
7.5 feet on either side of a center line described on said survey by metes and bounds as follows:

         Beginning at a point designated ("INFLOW") [to find the beginning point start at a point at the northeastern side of Malibu Drive at its intersection with White Avenue and proceed S. 35 degrees -22 minutes -00 seconds E. 4.40 feet to a point; thence N. 5 degrees -02 minutes -40 seconds E. 511.07 feet to a point; thence N. 73 degrees -21 minutes -52 seconds W. 90.41 feet to a point; thence S. 48 degrees -22 minutes -11 seconds W. 65.23 feet to a point; thence S. 00 degrees -37 minutes -29 seconds W. 56.85 feet to a point; thence S. 7 degrees
- -32 minutes -21 seconds E. 78.99 feet to a point being the point of beginning entitled "INFLOW"); and from the beginning point thence N. 70 degrees -19 minutes -39 seconds W. 197.13 feet to a point marked C. B.; thence N. 65 degrees
- -51 minutes -43 seconds W. 379.57 feet to a point marked C.B.; thence N. 63 degrees -02 minutes -33 seconds W. 46.89 feet to a point marked C.B.; thence S. 28 degrees -23 minutes -04 seconds W. 192.49 feet to a point marked C.B.; thence
N. 81 degrees -10 minutes -16 seconds W. 99.90 feet to a point marked C.B.; thence N. 51 degrees -05 minutes -42 seconds W. 155.83 feet to a point marked C.B.; thence N. 51 degrees -18 minutes -15 seconds W. 224.75 feet to a point marked C.B.; said right of way and easement also includes that area extending
7.5 feet beyond the final point.

         ALSO, said easement includes the proposed easement area 15 feet in width extending 7.5 feet on either side of a centerline which centerline begins at a point which is located S. 38 degrees -48 minutes -40 seconds W. 11.56 feet from the southeast corner of grantee's property, containing 2.788 acres, more or less, shown on the aforedescribed plat and from said beginning point running thence S. 82 degrees -34 minutes -00 seconds E. 104.11 feet to a point marked P.C.B.; thence S. 9 degrees -33 minutes -39 seconds W. 58.77 feet to a point marked P.C.B.; thence E. 62 degrees -11 minutes -51 seconds E. 49.63 feet to a point marked P.C.B.; thence S. 20 degrees -37 minutes -20 seconds W. 64.16 feet to a point marked C.B., at the intersection with the storn drain easement hereto described.

ALSO, said easement includes the non-exclusive perpetual right to discharge into and impound storm water within and upon that certain property of grantor designated as "Easement Area for Detention Pond" as shown on the aforedescribed plot and more particularly described by metes and bounds thereon as follows:

Beginning at a point on the northwestern side of Malibu Drive at its intersection with White Avenue and running thence with the northern right of way of White Avenue S. 88 degrees -39 minutes -56 seconds W. 22.85 feet to a point; thence with said right of way S. 78 degrees -48 minutes -14 seconds W. 81.12 feet to a point; thence N. 44 degrees -14 minutes -18 seconds W. 43.30 feet to a point; thence N. 38 degrees -22 minutes -17 seconds E. 92.05 feet to a point; thence N. 22 degrees -40 minutes - 42 seconds E. 76.93 feet to a point; thence
N. 7 degrees -27 minutes -34 seconds E. 93.27 feet to a point; thence N. 8 degrees 11 minutes -28 seconds W. 77.43 feet to a point marked "(INFLOW)"; thence N. 7 degrees -32 minutes -21 seconds W. 78.99 feet to a point; thence N. 0 degrees -37 minutes -29 seconds E. 56.83 feet to a point; thence N. 48 degrees
- -22 minutes -11 seconds E. 65.23 feet to a point; thence S. 73 degrees -21 minutes -52 seconds E. 66.21 feet to a point on the western side of the right of way of Malibu Drive and thence with the western side of the right of way of Malibu Drive S. 3 degrees -02 minutes -40 seconds W. 508.79 feet to a point at the intersection with White Avenue, being the point of beginnig.

                                   Exhibit 6

All rights of Grantee pursuant to that certain Water Line Agreement between North Town Associates, L.P., Travelers Petroleum, Inc. and NCNB South Carolina, as Grantors, and Greer Properties, Inc., as Grantee, recorded in Deed Book 54-Z, Page 515, on January 4, 1989, which easement area is described as follows:

Said easement is shown on a plat for North Town Associates, L.P. showing water line easement plat, prepared by Archie S. Deaton & Associates, Land Surveyors, dated December 20, 1988, to which plat reference is made in aid or description and which easement area is 20 feet in width, extending 10 feet on either side of a center line which begins at a point, said point being a water valve located near the intersection of a private road owned by grantor and White Avenue and running thence N. 44 degrees -30 minutes W, 96.25 feet to a point marked water valve; thence N. 31 degrees -31 minutes -24 seconds W. 675.31 feet to a point marked water valve; thence N 38 degrees -34 minutes -28 seconds E. 27.88 feet to an existing hydrant; thence N. 51 degrees -11 minutes W. 188.7 feet to a point at the southeast corner of grantee's property which is being conveyed from grantor to grantee herein contemporaneously herewith.

ALSO, said easement area is 20 feet in width, extending 10 feet on either side of a centerline which begins at a point on the aforedescribed plat at the southwestern corner of grantee's property and running thence N. 47 degrees -44 minutes -21 seconds W. 43.6 feet to a point at or near an existing water valve; thence the easement area is 10 feet in width extending 10 feet on the southern side of a centerline which runs S 47 degrees -19 minutes W, 116.69 feet to a point; the area on the opposite side of the centerline being a public frontage road; thence the easement area is 20 feet in width, extending 10 feet on either side of a centerline (said width being a maximum width to vary with the boundary line of grantor's property) running S. 26 degrees -24 minutes E. 31.76 feet to a water valve; thence S. 58 degrees -35 minutes W. 6.38 feet to a point.

                                   Exhibit B

                                 The Contracts

                              [See attached copy.]

SPARTANBURG, SOUTH CAROLINA

- -    Vending Agreement with Atlas Food Systems and Services, Inc. effective
     05/15/90;

- -    Facsimile Rental Agreement with Pitney Bowes effective 04/01/90;

- -    Contract with Fowler Bros. Cleaners effective 04/01/90;

- -    Commercial Service Agreement with TruGreen-Chemlawn effective 11/02/94;

- -    Lawn Maintenance Contract with Allen's Landscaping & Lawn Service effective
     11/23/94;

- -    Agreement with Southern Travel Information Service effective 09/17/92;

- -    Marriott Standard Service Agreement with Waste Management of South Carolina effective 1990; and

- -    All other contracts, if any, affecting the property.

Eden Prairie, Minnesota

                                    Exhibit A

                                  The Premises

                              [See attached copy.]

                                    EXHIBIT A

                                EDEN PRAIRIE, MN

Lot 2, Block 1 Viking Drive West according to the plat thereof on file or of record in the office of the County Recorder entitled "Viking Drive West" recorded on August 5, 1988 as Hennepin County Recorder Document Number 5439232 (the "Plat"). Hennepin County, Minnesota.

Abstract.

Together with the benefits (and subject to the burdens) of the following:

         1. Grant of Slope Easement and Agreement dated 12/30/87, and filed of recorded on 1/21/88, as Document No. 5370300, as amended by Document No. 5656226.

         2. Easement for utility purposes described in Utility Easement Agreement dated 12/30/87, and filed of record on 1/15/88, as Document No. 5368641.

The foregoing appurtenance(s) is/are subject to the terms, conditions, provisions and limitations therein.

                                    Exhibit B

                                  The Contracts

                              [See attached copy.]

MINNEAPOLIS/EDEN PRAIRIE, MINNESOTA

- -    Agreement with McCaren Designs, Inc. (Interior Plants) effective 02/15/94;

- -    Contract with Theisen Vending Company (video games) effective 02/15/91;

- -    Popcorn Vending Agreement with Rogina Systems, Inc. effective 09/01/89;

- -    Postage Meter Rental Agreement with Pitney Bowes effective 01/20/92;

- -    Public Telephone Station Agreement with AT&T;

- -    Lobby and In-Room Distribution Agreement with Where Magazines effective
     05/24/95;

- -    Special Contract of Carriage with UPS effective 10/13/93;

- -    Host Site Agreement with International Network Communications, Inc.
     effective 02/15/95;

- -    Landscape Maintenance Contract with Johnson Lawn Landscape effective
     04/01/94;

- -    Snow Removal Contract with Don Wayne Excavating, Inc. effective 09/28/94;

- -    Service Agreement with BFI Waste Systems effective 05/31/93;

- -    Contract with Montgomery Elevator Company effective 11/01/90;

- -    National Service Network Maintenance Agreement with Carrier Corporation effective 04/29/91;

- -    Marriott Standard Service Agreement with Ecolab Pest Elimination effective
     10/31/89;

- -    National Service Contract with Motorola Communications and Electronics,
     Inc. effective 05/01/90; and

- -    All other contracts, if any, affecting the property.

Fulton, County, City of Hapeville, Georgia


                                   Exhibit A

                                  The Premises

                              [See attached copy.]

ALL THAT TRACT or parcel of land lying and being in Land Lot 127 of the 14th District of Fulton County, Georgia, being more particularly described on Exhibit "A" attached hereto and by this reference incorporated herein.

TOGETHER WITH those easement rights arising under that certain Easement Agreement by and between Greer Properties, Inc. and Residence Inn by Marriott, Inc., dated as of November 22, 1988, filed for record November 23, 1988 at 9:17 a.m., recorded in Deed Book 12070 , Page 105, Records of Fulton County, Georgia; as re-recorded January 25, 1989 at 9:22 a.m., recorded in Deed Book 12226, Page 262, aforesaid Records; as amended by that certain First Amendment to Easement Agreement by and between Greer Properties, Inc. and Residence Inn by Marriott, Inc., dated as of November 13, 1991, filed for record November 27, 1991 at 8:30 a.m., recorded in Deed Book 14768, Page 17, aforesaid Records; as re-recorded December 18, 1991 at 12:43 p.m., recorded in Deed Book 14818, Page 52, aforesaid Records.

All that tract or parcel of land lying and being in Land Lot 127 of the 14th District of Fulton County, Georgia, and being more particularly described as follows;

TO LOCATE THE TRUE POINT OF BEGINNING, commence at a nail set in concrete on the westerly right-of-way line of International Boulevard (a 50 foot right-of-way), 734.77 feet northerly, as measured along the westerly right-of-way line of International Boulevard, from the corner formed by the intersection of the westerly right-of-way line of International Boulevard and the northerly right-of-way line of Virginia Avenue (a variable right-of-way); thence northeasterly, along the northwesterly right- of-way line of International Boulevard, an arc distance of 85.0 feet to a nail set in asphalt and THE TRUE POINT OF BEGINNING, said arc being subtended by a chord bearing and distance of North 12 degrees 58 minutes 36 seconds east, 84.86 feet; thence northeasterly, along the northwesterly right-of-way line of International Boulevard, an arc distance of 88.74 feet to a nail set, which arc is subtended by a chord bearing and distance of North 24 degrees 26 minutes 18 seconds east,
88.59 feet; thence North 36 degrees 53 minutes 33 seconds west, 561.50 feet to an iron axle located on the southeasterly right-of-way line of Interstate Highway No. 85; thence southwesterly, along the southeasterly right-of-way line of Interstate Highway No. 85, an arc distance of 72.0 feet to a concrete right-of-way monument, which, arc is subtended by a chord bearing and distance of South 60 degrees 59 minutes 17 seconds west, 72.0 feet; thence South 59 degrees 38 minutes 37 seconds west, along the southeasterly right-of-way line of Interstate Highway No. 85, 163.10 feet to a concrete right-of-way monument; thence southwesterly, along the southeasterly right-of-way line of Interstate Highway No. 85, an arc distance of 131.92 feet to a nail set, which arc is subtended by a chord bearing and distance of South 51 degrees 45 minutes 41 seconds West, 131.87 feet; thence South 36 degrees 53 minutes 33 seconds east,
369.68 feet to a nail set; thence North 88 degrees 22 minutes 43 seconds east,
157.06 feet to a nail set; thence North 53 degrees 06 minutes 27 seconds east,
163.08 feet to a nail set in asphalt; thence South 36 degrees 53 minutes 33 seconds east, 41.20 feet to a nail set in asphalt; thence southeasterly, along an arc of a curve to the right, an arc distance of 90.0 feet to a nail set in concrete, which arc is subtended by a chord bearing and distance of South 11 degrees 06 minutes 35 seconds east, 86.99 feet; thence South 71 degrees 24 minutes 57 seconds east, 60.0 feet to a nail set in asphalt and THE TRUE POINT OF BEGINNING; said tract containing 172,822 square feet or 3.9674 acres of land and being shown and delineated as Parcel One on that certain plat of survey prepared for The Great-West Life Assurance Company by Travis Pruitt & Associates, P.C., which plat is recorded in Plat Book 160, page 45, Records of Fulton County, Georgia.

                                   Exhibit B

                                 The Contracts

                              [See attached copy.]

ATLANTA AIRPORT NORTH, GEORGIA

- -    Vending Service Agreement with Peachtree Vending Company effective
     11/17/90;

- -    Marriott Standard Service Agreement with United Waste Service, Inc.
     effective 09/01/92;

- -    Agreement with Southeastern Protection Services effective 09/10/90;

- -    Contract for Advertising Display Space with Transportation Media, Inc.
     effective 06/01/93;

- -    Commercial Service Agreement with TruGreen-Chemlawn effective 02/16/94;

- -    Horticultural Services Agreement effective 12/01/92;

- -    AudioVisual Service Agreement with Projexions Video Supply effective
     10/01/91;

- -    Facsimile Rental Agreement with Pitney Bowes effective 06/29/90;

- -    Marriott Standard Service Agreement with Unique Creations, Inc. (Landscape)
     effective 11/01/94;

- -    Sign Lease with Corey Outdoor Advertising, Inc. effective 09/15/89;

- -    Contract with World Cinema, Inc. effective 12/19/90;

- -    Contract with Ecolab Inc. effective 12/03/90;

- -    Contract with OnCommand Video effective 07/07/94;

- -    Payphone Management Agreement with AT&T effective 05/10/93;

- -    Contract with Advertising on Hold effective 11/94; and

- -    All other contracts, if any, affecting the property.

Mahwah, New Jersey


                                   Exhibit A

                                  The Premises

                              [See attached copy.]

                              Tax Lot 2, Block 129

                                   MAHWAH, NJ


All the real property located in the Township of Mahwah, County Bergen, State of New Jersey, more particularly described as follows:

Beginning at a point on the westerly right of way line of New Jersey State Highway Route 17, as laid out on a certain map entitled, "NEW JERSEY STATE HIGHWAY DEPARTMENT - GENERAL PROPERTY PARCEL MAP - ROUTE 17 SECTION 9 WIDENING
- - NEW YORK STATE LINE TO FRANKLIN TURNPIKE, DECEMBER 1953" being distant 69.0 feet at right angels to a concrete monument (PT 49-09.06) as shown on the aforesaid map and running along said westerly right of way 381.0 feet to the true point of beginning and running thence,


1)       along said right of way line, South 54 deg. 50 min. 30 sec. East,
         666.00 feet; thence,
2) along the northerly lot line of property now or formerly of Highway Displays Inc., South 39 deg. 45 min. 00 sec. West, 72.72 feet; thence,
3)       continuing along said lot line, South 46 deg. 08 min. 21 sec. East,
         181.20 feet to a point on the northwesterly line of lands now or formerly of the State of New Jersey and which point presently lies within the channel of the Ramapo River; thence,
4)       continuing along said lands, South 62 deg. 35 min. 00 sec. West,
         293.00 feet to a point on the present northerly bank of the Ramapo River; thence,
5) still along said lands, South 31 deg. 09 min. 00 sec. East, 101.00 feet to a point presently within said channel; thence,
6)       continuing along said lands, South 48 deg. 43 min. 20 sec. West,
         177.00 feet to a point on the easterly right of way line of South Houverkopf Road (50 feet wide), which point presently lies within said channel; thence,
7) along said easterly right of way line, North 37 deg. 09 min. 10 sec. West, 882.00 feet; thence,
8) along lands now or formerly of Reinhauer Brothers Oil Company, North 50 deg. 44 min. 48 sec. East, 316.26 feet to the point and place of beginning, containing 8.183 acres.


Being shown as Lot 2, Block 129 on Tax Map sheet 8 of the Tax Maps of the Township of Mahwah. Also being the same tract of land conveyed to HMH Properties, Inc., d/b/a HMH Properties Inc., of Delaware from Marriott Corporation by deed dated September 1, 1993 and recorded August 11, 1994 in Deed Book 7721, page 324 in the Bergen County Clerk's Office, Bergen County, New Jersey.

The foregoing premises are as shown and depicted on a Survey made by The RBA Group (by Thomas R. Badenoch, LLS) dated 2/15/95 (Job No. J7605.02)

                                   Exhibit B

                                 The Contracts

                              [See attached copy.]

MAHWAH, NEW JERSEY

- -    Interior Planting Program Contract with Foliage Plant Systems, Inc.
     effective 05/01/91;

- -    Master Maintenance Agreement with Dover Elevators effective 06/01/92;

- -    Marriott Standard Service Agreement with Grasskeeper Landscaping, Inc.
     effective 04/15/93; and

- -    All other contracts, if any, affecting the property.

Phoenix, Arizona

                                   Exhibit A

                                  The Premises

                              [See attached copy.]

That portion of the Northwest quarter of the Northeast quarter of Section 22, Township 2 North, Range 3 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the North quarter corner of said Section 22;

thence South 88 degrees 33 minutes 25 seconds East along the North line of said
Section 22, a distance of 883.67 feet;

thence South 02 degrees 04 minutes 32 seconds West, a distance of 567.15 feet to the Point of Beginning;

thence South 02 degrees 04 minutes 32 seconds West, a distance of 346.00 feet;

thence North 87 degrees 55 minutes 28 seconds West, a distance of 128.00 feet;

thence South 02 degrees 04 minutes 32 seconds West, a distance of 12.08 feet;

thence North 87 degrees 55 minutes 28 seconds West, a distance of 165.00 feet;

thence North 02 degrees 04 minutes 32 seconds East, a distance of 51.08 feet;

thence North 32 degrees 30 minutes 25 seconds East, a distance of 112.71 feet;

thence South 57 degrees 29 minutes 35 seconds East, a distance of 10.00 feet;

thence North 32 degrees 30 minutes 25 seconds East, a distance of 125.94 feet;

thence North 57 degrees 29 minutes 35 seconds West, a distance of 37.86 feet;

thence North 32 degrees 30 minutes 25 seconds East, a distance of 93.46 feet;

thence South 57 degrees 29 minutes 35 seconds East, a distance of 15.00 feet;

thence North 32 degrees 30 minutes 25 seconds East, a distance of 81.00 feet;

thence South 57 degrees 29 minutes 35 seconds East, a distance of 110.00 feet to the POINT OF BEGINNING;

Together with an easement for ingress and egress, parking, pedestrian traffic, service and delivery vehicles, maintenance and repair of common area, and temporary construction activity, as set forth in Declaration of Covenants, Conditions and Restrictions running with the land and Grant of Reciprocal Easement recorded in Docket 13725, page 119, and Addendum recorded in Docket 14032, page 147; Second Addendum recorded in Docket 14335, page 301; Third Addendum recorded in Docket 15850, page 698 and re-recorded in Docket 15870, page 481; Fourth Addendum recorded in Docket 15966, page 1466 and recorded in Recording No. 83-440426; Fifth Addendum recorded in Recording No. 84-497596 and recorded in Recording No. 85-562877; and Sixth Addendum recorded in Recording No. 89-243873, records of Maricopa County, Arizona; and

Together with easements for signs, utilities and parking, as set forth in that certain Memorandum of Sub-Lease dated as of May 1, 1989 and recorded in Recording No. 89-243875, records of Maricopa County, Arizona.

                                   Exhibit B

                                 The Contracts

                              [See attached copy.]

PHOENIX CAMELBACK, ARIZONA

- -    Landscaping Services Agreement with Desert Valley Landscape effective
     03/01/93;

- -    Service Agreement with Waste Management of Phoenix effective 11/17/94;

- -    Postage Meter Rental Agreement with Pitney Bowes effective 07/13/90;

- -    Agreement with Arizona Elevator, Inc. effective 09/24/90;

- -    Commercial Sales Agreement with ADT Security Systems, Southwest, Inc.
     effective March 1990; and

- -    All other contracts, if any, affecting the property.

Gwinnett County, City of Norcross, Georgia

                                   Exhibit A

                                  The Premises

                              [See attached copy.]

         ALL that tract or parcel of land lying and being in Land Lot 195 of the 6th Land District of Gwinnett County, Georgia and being the eastern portion of Lot 1, Block "E" of Norcross 85 Center subdivision, recorded in Plat Book 2, page 92, of Gwinnett County Records, and also being depicted on the Final Plat of Norcross/85 Center subdivision, recorded in Plat Book 19, page 37, of Gwinnett County Records, and being more particularly described as follows:

         COMMENCING at the common corner of Land Lots 193, 194, 217, and 218;

         THENCE running northeasterly along the common line of Land Lots 194 and 217 and the common line of Land Lots 195 and 216 for 3,630.67' to an iron pin set and the POINT OF BEGINNING;

         THENCE continuing along the common line of Land Lots 195 and 216, N 59 degrees 17 minutes 25 seconds E for 453.59' to an iron pin found;

         Thence departing said Land Lot Line and running S 17 degrees 10 minutes 30 seconds E for 325.57' to an iron pin found on the northwestern Right-of-Way of McDonough Drive, a 80' R/W;

         THENCE running along said Right-of-Way in a southwesterly direction, following the curvature to the left an arc distance of 106.73 to a point, said arc having a radius of 755.08' and subtending a chord bearing S 63 degrees
01 minute 00 seconds W for 106.14';

         THENCE continuing along said Right-of-Way, S58 degrees 59 minutes 00 seconds W for 270.08' to a 'PK' nail found at the joint between the concrete driveway apron and the asphalt pavement;

         THENCE departing said Right-of-Way, N30 degrees 58 minutes 00 seconds W for 311.10' to an iron pin set and the POINT OF BEGINNING.

         SAID tract containing 129,124 square feet or 2.9643 acres.

The foregoing premises are described and depicted as per Survey made by Mallett & Associates (by Michael F. Lawler) dated 2/15/95, last revised - (Job NO. 95107).

TOGETHER WITH a non-exclusive easement for ingress and egress over that parcel of land identified as "Reserved Easement Two" on Exhibit "A" as described in that certain Warranty Deed from Norcross-85 Park, Inc., a Georgia corporation to Watkins Center Joint Venture, a Georgia joint venture of which Norcross-85 Park, Inc., a Georgia corporation and Hutton/GSH Commercial Properties 1, a Virginia Limited partnership are the joint venturers, dated May 26, 1982, filed for record May 26, 1982 at 4:00 p.m., recorded in Deed Book 2395, Page 79, Records of Gwinnett County, Georgia.

                                   Exhibit B

                                 The Contracts

                              [See attached copy.]

ATLANTA/NORCROSS (JIMMY CARTER), GEORGIA

- -    Laundry and Dry Cleaning Service Agreement with Puritan Cleaners effective
     01/04/93;

- -    Landscape Property Management Agreement with Eddie's Landscaping effective
     10/01/93; and

- -    All other contracts, if any, affecting the property.

Auburn Hills, Michigan


                                   Exhibit A

                                  The Premises

                              [See attached copy.]

PARCEL I

Land in the City of Auburn Hills, Oakland County, Michigan, described as:

Unit 2, UCP CONDOMINIUM, according to the Master Deed recorded in liber 10368, pages 826 through 852, both inclusive, and First Amendment to Master Deed recorded in liber 10513, pages 748 through 752, inclusive, Oakland County Records, and designated as Oakland County Condominium Subdivision Plan No. 542, together with rights in general common elements and limited common elements, as set forth in the above described Master Deed and as described in Act 229 of the Public Acts of 1963, as amended, which has been repealed and replaced by Act 59 of the Public Acts of 1978, as amended.


Parcel Identification NO. 14-23-176-010

PARCEL II [APPURTENANCES(S)]


Together with the benefits (and subject to the burdens) of the following:


                 Easement for installation, maintenance, repair &/or replacement of a sign and any utility lines associated with the use of the sign over that portion of the General Common Elements which lie within 50' of the east right-of-way line of Opdyke Road and north of the Main Service Road, according to the Easement Agreement dated 4/11/88 between UCP Associates Limited Partnership and Marriott Corporation as recorded in Liber 10376, on Page 790, Oakland County Records.


The foregoing appurtenance(s) is/are subject to the terms, conditions, provisions and limitations therein.

                                  Exhibit B

                                The Contracts

                             [See attached copy.]

AUBURN HILLS, MICHIGAN

- -    Service Agreement with BFI Waste Systems effective 01/01/94;

- -    Purchase & Service/Rental Agreement with Green Plant Design effective
     01/31/95;

- -    Contract with Bacik's Home Improvement (Snow removal) effective
     11/01/94;

- -    Full Service Maintenance Agreement with Konica (Copier) effective
     05/01/94;

- -    Vending Agreement with Vend-A-Matic, Inc. effective 08/17/90;

- -    Landscape Maintenance Agreement with Neill Enterprises, Inc. effective
     03/01/95;

- -    Valet Service Agreement with King Cleaners, Inc. effective 10/07/89;
     and

- -    All other contracts, if any, affecting the property.

Cary, North Carolina

                                  Exhibit A

                                 The Premises

                             [See attached copy.]

BEGINNING at a concrete monument situate on the Southwest Right-of-Way of U.S. Highway I-40 (Interstate Forty) at a corner being designated as having North Carolina Grid Coordinates [(NAD 27) of N. 767.785.09 - E. 2.054.606.27] and being a corner of Tract Number (1) of the Aerial Center Executive Park as recorded in Book 1988, page 739 of the Wake County Registry, of which these lands are a part, thence runs with the Southern Right-of-Way of I-40 South 78-46-03 East - 378.77 feet to a new iron stake, thence leaves I-40 and runs a new line South 11-13-57 West - 400.53 feet to a new iron stake situate on the Northern Right-of-Way (60') of Hospitality Court, thence runs with the Right-of-Way of Hospitality Court as follows: North 82-57-03 West - 205.86 feet to a new iron stake being at the point of beginning of a curve to the right having an arc distance of 221.84 feet, a radius distance of 310.00 feet and a chord bearing and distance of North 62-27-03 West - 217.13 feet to a new iron stake, thence runs North 41-57--01 West - 117.22 feet to the point of beginning of a curve to the left having an arc distance of 44.39 feet, a radius distance of 255.93 feet and a chord bearing and distance of North 46-55-07 West
- - 44.33 feet to a new iron stake, thence leaves Hospitality Court and runs a radial line North 17-52-49 East - 105.84 feet to a new iron stake at the point of beginning of a curve to the right having an arc distance of 134.58 feet, a radius distance of 153.16 feet and a chord bearing and distance of North 71-31-52 East - 130.29 feet to a new iron stake, thence runs a non-tangent line North 35-26-04 East - 100.01 feet to THE POINT OF BEGINNING and containing
4.361 acres, more or less, and being a portion of the Pizzagalli Investment Company tract as recorded in the office of Register of Deeds for Wake County in Deed Book 3669, Page 724 and being the same tract of land as deeded to Great Properties, Inc. as recorded in Deed Book 4406, Page 227.

BEING Lot 7 of Aerial Center Executive park as shown on a plan entitled "Plot of Subdivision, Aerial Center Executive Park", dated November 21, 1988 and revised December 12, 1988 and recorded in Book of Maps 1988, page 1739 of the Wake County Public Registry.

TOGETHER WITH all those benefits conveyed in that certain document entitled Declaration of Restrictive Covenant Concerning Portions of Aerial Center Executive Parks by Pizzagalli Investment Company for the benefit of Greer Properties, Inc., dated December 19, 1988 and recorded on December 19, 1988 in Book 4406, Page 0232, Wake County Registry, North Carolina.

TOGETHER WITH all those benefits and privileged conveyed in that certain Declaration of Covenants, Conditions and Restrictions for Aerial Center Executive Park by Pizzagalli Investment Company dated, July 25, 1988 and recorded on July 28, 1988 in Book 4314, Page 0660, Wake County Registry, North Carolina and as Restated by Restated Declaration of Covenants, Conditions and Restrictions for Aerial Center Executive Park by Pizzagalli Investment Company and consented to by B&G Realty, Inc., dated December 16, 1988 and recorded December 19, 1988 in Book 4406, Page 0219, Wake County Registry, North Carolina.

TOGETHER WITH the Appurtenant Rights granted by Pizzagalli Investment Company to Greer Properties, Inc. in that certain Special Warranty Deed, dated December 16, 1988 and recorded in Book 4406, Page 227 of the Wake County Registry, North Carolina.

                                  Exhibit B

                                The Contracts

                             [See attached copy.]

RALEIGH AIRPORT, NORTH CAROLINA

- -    Dry Cleaning & Laundry Agreement with Eurofinish Drycleaners effective
     09/27/94;

- -    Interior Maintenance Agreement with Jones' Plant Consultants effective
     02/20/91;

- -    Supply and Maintenance Agreement with Omni Business Machines effective
     12/04/91;

- -    Preventive Maintenance Agreement with Schindler Elevator Corporation effective 07/01/93;

- -    Marriott Standard Service Agreement with Southern Tree and Landscape effective 12/01/92;

- -    Contract Agreement with Alamo Leasing effective 11/05/93; and

- -    All other contracts, if any, affecting the property.

Carmel, Indiana

                                  Exhibit A

                                 The Premises

                             [See attached copy.]

EXHIBIT A


PARCEL I

PART OF THE NORTHWEST QUARTER OF SECTION 11, TOWNSHIP 17 NORTH, RANGE 3 EAST IN HAMILTON COUNTY,INDIANA, BEING DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE SAID NORTHWEST QUARTER SECTION; THENCE SOUTH 89 DEGREES 06 MINUTES 10 SECONDS WEST (ASSUMED BEARING) ALONG THE SOUTH LINE OF THE SAID QUARTER SECTION A DISTANCE OF 758.49 FEET TO THE WEST RIGHT OF WAY LINE OF U.S. HIGHWAY #31 PER PLANS FOR I.S.H.C. PROJECT NO. ST-F222 (9) DATED 1968; THENCE NORTH 00 DEGREES 08 MINUTES 35 SECONDS EAST ALONG SAID WEST RIGHT OF WAY LINE A DISTANCE OF 122.13 FEET TO A CURVE HAVING A RADIUS OF 171787.34 FEET, THE RADIUS POINT OF WHICH BEARS NORTH 89 DEGREES 51 MINUTES 25 SECONDS WEST; THENCE NORTHERLY ALONG THE WEST RIGHT OF WAY LINE AND ALONG THE ARC OF SAID CURVE A DISTANCE OF 207.88 FEET TO A POINT WHICH BEARS SOUTH 89 DEGREES 55 MINUTES 35 SECONDS EAST FROM SAID RADIUS POINT; THENCE SOUTH 89 DEGREES 06 MINUTES 10 SECONDS WEST PARALLEL WITH THE SOUTH LINE OF SAID NORTHWEST QUARTER A DISTANCE OF 64.88 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89 DEGREES 06 MINUTES 10 SECONDS WEST PARALLEL WITH THE SAID SOUTH LINE A DISTANCE OF 607.86 FEET; THENCE NORTH 00 DEGREES 08 MINUTES 07 SECONDS EAST A DISTANCE OF 346.05 FEET TO THE CENTERLINE OF WEST 103RD STREET; THENCE NORTH 89 DEGREES 06 MINUTES 10 SECONDS EAST ALONG SAID CENTERLINE AND PARALLEL WITH THE SOUTH LINE OF SAID NORTHWEST QUARTER A DISTANCE OF 621.59 FEET; THENCE SOUTH 00 DEGREES 53 MINUTES 50 SECONDS EAST A DISTANCE OF 30.00 FEET TO THE WEST RIGHT OF WAY LINE OF U.S. #31; THENCE SOUTH 89 DEGREES 06 MINUTES 10 SECONDS WEST ALONG THE SOUTH LINE OF WEST 103RD STREET A DISTANCE OF 12.68 FEET TO THE NORTHWEST CORNER OF THE TRACT OF LAND DESCRIBED IN DEED TO THE STATE OF INDIANA (INST. NO. 92-49104 IN THE OFFICE OF THE HAMILTON COUNTY RECORDER); SAID CORNER BEING A POINT ON A CURVE HAVING A RADIUS OF 23,063.34 FEET, THE RADIUS POINT OF WHICH BEARS NORTH 89 DEGREES 43 MINUTES 02 SECONDS WEST; THENCE ALONG THE WEST LINE OF SAID STATE OF INDIANA TRACT, THE FOLLOWING TWO (2) COURSES; SOUTHERLY ALONG THE ARC OF SAID CURVE A DISTANCE OF
273.86 FEET TO A POINT WHICH BEARS SOUTH 89 DEGREES 02 MINUTES 13 SECONDS EAST FROM SAID RADIUS POINT; THENCE SOUTH 00 DEGREES 52 MINUTES 08 SECONDS EAST A DISTANCE OF 42.23 FEET TO THE POINT OF BEGINNING, CONTAINING 4.842 ACRES, MORE OR LESS.

PARCEL II

NON-EXCLUSIVE EASEMENT FOR SANITARY SEWER AND DRAINAGE FOR THE BENEFIT OF PARCEL I AS SET OUT IN "GRANT OF SANITARY SEWER EASEMENT AND DESIGNATION OF DRAINAGE EASEMENT LOCATION" RECORDED SEPTEMBER 5, 1989 AS INSTRUMENT NUMBER 8919313, AS AMENDED BY

INSTRUMENT NUMBER 9329440, AS PARTIALLY RELEASED BY INSTRUMENT NUMBER 9329441.

PARCEL III

NON-EXCLUSIVE EASEMENT FOR LAKE, DRAINAGE, SANITARY SEWER, STORM SEWER, INDIANAPOLIS WATER COMPANY AND ROADWAY FOR THE BENEFIT OF PARCEL I AS SET OUT IN "ROADWAY AND UTILITY EASEMENT AGREEMENT" RECORDED JANUARY 24, 1990 AS INSTRUMENT NUMBER 9001940.

                                  Exhibit B

                                The Contracts

                             [See attached copy.]

INDIANAPOLIS/CARMEL, INDIANA

- -    Commercial Sales Agreement with ADT Security Systems effective
     01/01/91;

- -    Irrigation System Maintenance Agreement with The Brickman Group, Ltd.
     effective 01/16/95;

- -    Copier Maintenance Agreement with Konica Business Machines effective
     11/20/94;

- -    Snow Removal Agreement with Kent Gossard effective 1995; and

- -    All other contracts, if any, affecting the property.

Philadelphia, Pennsylvania

                                  Exhibit A

                                 The Premises

                             [See attached copy.]

PARCEL I

ALL THAT CERTAIN parcel or tract of land situate in the City of Philadelphia County of Philadelphia and Commonwealth of Pennsylvania as shown on a plan entitled "Parcelization Plan, The Korman Company, Drawing No. 7" prepared by Pennoni Associates Inc., dated June 14, 1988, revised to September 28, 1988 being more particularly bounded and described as follows:

BEGINNING at a point in the easterly right-of-way line of Bartram Avenue, 112 feet wide, said point being North 36 degrees 40 minutes 18 seconds East, a distance of 532.50 feet from the intersection of said line of Bartram Avenue with the northerly right-of-way line of Interstate 95 Exit Ramp "H";

THENCE (1) along the easterly right-of-way of Bartram Avenue, North 36 degrees 40 minutes 18 seconds East, a distance of 479.50 feet to a point common to New City Street;

THENCE (2) along said line of New City Street, South 53 degrees 19 minutes 42 second East, a distance of 405.00 feet to a point;

THENCE (3) along Parcel No. 1, South 36 degrees 40 minutes 18 seconds West, a distance of 479.50 feet to a line common to Parcel No. 2;

THENCE (4) along said line common to Parcel No. 2, North 53 degrees 19 minutes 42 seconds West, a distance of 405.00 feet to a place and point of beginning.

ALL dimensions based on District Survey Datum.

PROPERTY ADDRESS:  8900 Bartram Avenue

BRT TAX NUMBER:  88-1-142512

REGISTRY NUMBER:  43 S 7=35, Sub of 31

WARD:  40th

BEING the same premises which Eastwick Joint Venture VIII, a Pennsylvania General Partnership by Deed dated 7/2/1990 and recorded 12/5/1991 in the County of Philadelphia in Deed Book FHS 1996 Page 517 conveyed unto Marriott Corporation, a Delaware corporation, in fee.

PARCEL II [APPURTENANCE(S)]




Together with the benefits (and subject to the burdens) of the following:



Declaration and Grant of Reciprocal Easements among Eastwick Joint Venture VI, Eastwick Joint Venture VII and Eastwick Joint Venture VIII dated 1/30/89 and recorded 2/9/89 in Deed Book FHS 1286 Page 283 and First Amendment thereto dated 9/5/90 and recorded 9/12/90 in Deed Book FHS 1701 Page 437.





The foregoing appurtenance(s) is/are subject to the terms, conditions, provisions and limitations therein.

                                  Exhibit B

                                The Contracts

                             [See attached copy.]

PHILADELPHIA AIRPORT, PENNSYLVANIA

- -       Maintenance Contract with Konica Business Machines effective
        09/01/93;

- -       Contract with Benge Landscaping effective 02/01/95;

- -       Contract with Frankford Cleaners effective 06/01/93;

- -       Contract with Otis Elevator Maintenance effective 06/22/92;

- -       Service Agreement with BFI Waste Systems effective 03/30/92;

- -       Agreement with Parker Interior Plantscape, Inc. effective
        01/14/94;

- -       Contract Agreement with Alamo Leasing effective 12/15/94; and

- -       All other contracts, if any, affecting the property.

         Danvers, Massachusetts

                                  Exhibit A

                                 The Premises

                             [See attached copy.]

Parcel 1

        All that certain parcel of land with the buildings thereon situated on Independence Way and Constitution Lane in the Town of Danvers, Essex County, Commonwealth of Massachusetts, all more particularly described in Exhibit "A" attached hereto and made a part hereof.

        Beginning at the point in the northerly side of Independence Way in Danvers, Massachusetts at the easterly corner of the intersection of Independence Way and Constitution Lane; thence running by a curve to the right with a radius of forty-five (45.00) feet a distance of eighty-three and 22/100 (83.22) feet along the easterly side line of Constitution Lane to a point; thence turning and running due north a distance of ninety-seven and 92/100 (97.92) feet along the easterly side of Constitution Lane to a point; thence turning and running by a curve to the right with a radius of three hundred twenty (320.00) feet a distance of thirty-nine and 46/100 (39.46) feet along the easterly side line of Constitution Lane to a pont, thence turning and running north 07 degrees 03' 53" east along the easterly side of line of Constitution Lane a distance of one hundred seventy-six and 45/100 (176.45) feet to a point; thence turning and running south 86 degrees 43' 32" east by land now or formerly of Danvers Associates, Inc. one hundred thirteen (113.00) fee to a point; thence turning and running north 74 degrees 42' 58" east by land now or formerly of Danvers Associates, Inc. a distance of two hundred ninety-one and 43/100 (291.43) feet to a point; thence turning and running north 84 degrees 11' 28" east by land now or formerly of Danvers Associates, Inc. a distance of eighty-eight (88.00) feet to a point; thence turning and running south 00 degrees 30' 46" west by land now or formerly of Wasserman and Karp a distance of three hundred seven and 58/100 (307.58) feet to a point in the northerly side line of Independence Way; thence turning and running south 74 degrees 02' 44" west along the northern side line of Independence Way a distance of four hundred sixty three and 41/100 (463.41) feet to the point of beginning.

Parcel II (Appurtenances)

        Together with all of the grantor's rights and obligations under that certain Declaration of Restrictions and Operating Agreement recorded with Essex South District Registry of Deeds in Book 5568, Page 631 and filed with Essex South Registry of the Land Court as Document No. 129093, as shown on a plan recorded with said Deeds in Plan Book 112, Plan 94, as amended by Amendment of Declaration recorded with said Deeds in Book 5640, Page 760 and filed with said Registry of District as Document No. 132049, as further amended by Second Amendment of Declaration of Restrictions and Operating Agreement recorded with said Deeds in Book 5763, Page 191 and filed with said Registry District as Document No. 137458, as further amended by Third Amendment of Declaration of Restrictions and Operating Agreement recorded with said Deeds in Book 5866, Page 270 and filed with said Registry District as Document No. 141735, and by Amendment 3-A of Declaration of Restrictions and Operating Agreement recorded with said Deeds in Book 8161, Page 384 and filed with said Registry District as Document No. 209556, as further affected by Fourth Amendment of Declaration of Restrictions and Operating Agreement recorded with said Deeds in Book 9856, Page 439 and filed with said Registry District as Document 242135.

                                  Exhibit B

                                The Contracts

                             [See attached copy.]

         DANVERS, MASSACHUSETTS

         -    Copy Advantage Plan with Copilabs, Incorporated;

         -    Contract with Vining Disposal Service, Inc. effective 01/01/95;

         -    Contract with McCarthy Landscape and Construction effective 12/94;

         - Lease Agreement with Konica Business Machines (Fax machine) effective 05/25/93;

         -    Postage Meter Rental Agreement with Pitney Bowes effective
              03/01/95;

         -    Contract with Millar Elevator Service Co. effective 02/07/94; and

         -    All other contracts, if any, affecting the property.

         Cobb County, City of Atlanta, Georgia

                                  Exhibit A

                                 The Premises

                              [See attached copy.]

                              ATLANTA CUMBERLAND

PARCEL I

        ALL that tract or parcel of land lying and being in Land Lot 949 of the 17th Land District, 2nd Section of Cobb County, Georgia, and being more particularly described as follows:

        COMMENCING at a "PK" nail found in the asphalt at the point formed by the intersection of the western Right-of-Way of Stillhouse Road, a 50' R/W, and the southern Right-of-Way of Cumberland Circle, Right-of-Way varies;

        THENCE running westerly along the southern Right-of-Way of Cumberland Circle following the curvature to the left an arc distance of 52.91' to a drill hole found in the sidewalk, said arc having a radius of 584.93' and subtending a chord baring N 76 degrees 35' 47" W for 52.89', and the POINT OF BEGINNING;

        THENCE departing said Right-of-Way and running S 06 degrees 24' 46" E for 71.61' to a drill hole in concrete found;

        THENCE running S 70 degrees 57' 23" W for 374.58' to an iron pin set in a planter;

        THENCE running N 19 degrees 02' 37" W for 203.37' to an iron pin set on the southern Right-of-Way of Cumberland Circle;

        THENCE running along said Right-of-Way, N 86 degrees 00' 24" E for 64.63' to a "X" mark set in concrete;

        THENCE continuing along said Right-of-Way, S 85 degrees 43' 58" E for 43.66' to an iron pin set;

        THENCE continuing along said Right-of-Way, N 86 degrees 42' 48" E for 153.56' to an iron pin set;

        THENCE continuing along said Right-of-Way following the curvature to the right an arc distance of 151.81' to a drill hole found and the POINT OF BEGINNING, said arc having a radius of 584.93', and subtending a chord bearing S 86 degrees 37' 22" E for 151.38'.

        Said tract containing 55,013 square feet or 1.2629 acres.


        The foregoing premises are described and depicted as per Survey made by Mallett & Associates (by Michael F. Lawler) dated 2/16/95, last revised -- (Job No. 95106).

                              ATLANTA CUMBERLAND


PARCEL II [APPURTENANCE(S)]



Together with the benefits (and subject to the burdens) of the following:

(i) Easement for Access and Parking, dated 2/14/86, by and between Landmark Forty-Five, Ltd. and Stillhouse Associates, recorded in Deed Book 3825, Page 10.

(ii) Construction Easement, dated 2/14/86, by and between Landmark Forty-Five, Ltd. and Stillhouse Associates, recorded in Deed Book 3825, Page 45.

(iii)  Sign Easement, dated 2/14/86, by and between Landmark
       Forty-Five, Ltd. and Stillhouse Associates, recorded in Deed Book 3825, Page 35.

(iv)   Storm Sewer Easement, dated March 3, 1988, by and between
       Stillhouse Associates, Ltd., a Georgia limited partnership and Landmark Forty-Five, Ltd., recorded in Deed Book 4835, Page 345, Cobb County, Georgia records.


The foregoing appurtenance(s) is/are subject to the terms, conditions, provisions and limitations therein.

                                  Exhibit B

                                The Contracts

                             [See attached copy.]

ATLANTA CUMBERLAND MALL, GEORGIA

- -     Air Conditioning Maintenance Agreement with York effective 04/01/91;


- -     Maintenance Agreement with Otis Elevator Company effective 05/02/89;

- -     Contract with Peachtree Tropicals, Inc. effective 12/08/92;

- -     Telecommunications Services Term Agreement with U.S. Sprint effective
      02/08/91; and

- -     All other contracts, if any, affecting the property.

In addition to the foregoing 21 executed Assignments, the Company will execute 16 additional Assignments, substantially similar to the form of Assignment presented herewith. As of the date hereof, the Company intends to execute Assignments with respect to the following Initial Hotels:

Chattanooga, Tennessee

                                  Exhibit A

                                 The Premises

                             [See attached copy.]

                              LEGAL DESCRIPTION

Land located in the City of Chattanooga, Hamilton County, Tennessee, being Lot 45, Hamilton Place Commercial Complex, as depicted on plat recorded in Plat Book 46, Page 21, in the Register's Office of Hamilton County, Tennessee, and being more fully described as follows:

BEGINNING at a point in the southeastern line of Bams Drive where the same is intersected by the southwestern line of Lot 8, Final Plat of Lot 8 and Lot 12, Hamilton Place Commercial Complex, as shown by plat of record in Plat Book 46, Page 2, in the Register's Office of the aforesaid County, run thence south 65 degrees, 34 minutes east along the southwestern line of said Lot 8, 341.18 feet to a point in the northwestern line of Lot 12 of the aforesaid subdivision; thence south 24 degrees, 26 minutes west along said line and an extension thereof a total distance of 342.86 feet to a point; thence north 65 degrees, 34 minutes west along a new severance line, 334.57 feet to its intersection with the eastern or southeastern line of Bams Drive; thence north 12 degrees, 33 minutes east, along said line of Bams Drive, 132.70 feet to a point; thence northeastwardly along said line of Bams Drive in a curve to the right having a radius of 356.97 feet, an arc distance of 217.35 feet (said curve being subtended by a chord bearing north 30 degrees, 00 minutes east 214.01 feet) to the point of BEGINNING.

TOGETHER WITH a Restrictive Covenant dated June 8, 1990 for the benefit of the above-described property recorded in Book 3738, Page 146 in said Register's Office as restated in Restated Restrictive Covenant dated February 19, 1991 recorded in Book 3819, Page 618 in said Register's Office, Easement Agreement dated June 8, 1990, between Lebcon I, Ltd, and Greer Properties, Inc. recorded in Book 3739, Page 740, in the Register' Office of Hamilton County, Tn. ("ROHCT") and Fifteen (15) foot utility easement, Electric Power Board easement, sanitary sewer easements, storm sewer easement recorded in Plat Book 46, Page 21 in the ROHCT.

                                  Exhibit B

                                The Contracts

                             [See attached copy.]

CHATTANOOGA, TENNESSEE

_       Contract with Home & Lawn Care Services, Inc. effective 02/01/95;

_       Pitney Bowes Facsimile Rental Agreement effective 02/28/91;

_ Laundry and Dry Cleaning Service Agreement with Hamilton Cleaners effective 10/17/94;

_ Marriott Standard Service Agreement with Sedgefield Interior Landscapes, Inc. effective 01/14/91;

_       Service Agreement with BFI Waste Systems effective 05/10/91; and

_       All other contracts, if any, affecting the property.

Bibb County, City of Macon, Georgia

                                  Exhibit A

                                 The Premises

                             [See attached copy.]

                              LEGAL DESCRIPTION

        All that tract or parcel of land lying and being in Land Lot 343 of the 13th Land District of Bibb County, Georgia and being more particularly described as follows:

        COMMENCING at a concrete Right-of-Way monument at the point formed by the intersection of the southwestern Right-of-Way of Sheraton Drive, a 120' R/W, and the northeastern Right-of-Way of Interstate Highway No. 75, limited access, a 259' R/W;
        THENCE running along the northeastern Right-of-Way of Interstate Highway No. 75, N 51 degrees 05' 14" for 812.29' to an iron pin found and the POINT OF BEGINNING;
        THENCE continuing along said Right-of-Way, N 51 degrees 05' 14" W for 394.00' to an iron pin set;
        THENCE departing said Right-of-Way and running N 38 degrees 54' 46"E for 337.79' to an iron pin set on the southwestern Right-of-Way of Sheraton Drive;
        THENCE running along said Right-of-Way, S 51 degrees 03' 38" E for 65.88' to a point;
        THENCE continuing along said Right-of-Way, following the curvature to the right an arc distance of 355.25' to an iron pin found, said arc having a central angle of 12 degrees 53' 03" with a radius of 1,579.79', and subtending a chord bearing S 44 degrees 35' 15"E for 354.50';
        THENCE departing said Right-of-Way and running S 43 degrees 32' 33"W for 298.60' to an iron pin found on the northwestern Right-of-Way of Interstate Highway No. 75 and the POINT OF BEGINNING.

        Said tract containing 132,924 square feet of 3.0515 acres.



                           DETENTION POND EASEMENT
                                 ("Tract B")

        ALL that tract or parcel of land lying and being in Land Lot 343 of the 13th Land District of Bibb County, Georgia and being more particularly described as follows:

        COMMENCING at a concrete Right-of-Way monument at the point formed by the intersection of the southwestern Right-of-Way of Sheraton Drive, a 120' R/W, and the northeastern Right-of-Way of Interstate Highway No. 75, limited access, a 259' R/W;
        THENCE running along the northeastern Right-of-Way of Interstate Highway No. 75, N 51 degrees 05' 14" W for 1,206.29' to an iron pin set;
        THENCE departing said Right-of-Way and running along the northwestern property line of the site, N 38 degrees 54' 46" E for 157.79' to a point and the POINT OF BEGINNING;

        THENCE departing said property line and running, N 51 degrees 05' 14" W for 80.00' to a point;
        THENCE running N 38 degrees 54' 46" E for 140.04' to a point on the Right-of-Way of Sheraton Drive, a 200' R/W at this point;
        THENCE running along said Right-of-Way, S 51 degrees 03' 38" E for 9.98' to a concrete Right-of-Way monument found;
        THENCE continuing along said Right-of-Way, N 38 degrees 56' 23" E for
40.00 to a point;
        THENCE continuing along said Right-of-Way, a 120' R/W at this point, and running S 51 degrees 03' 38" E for 70.00' to an iron pin set at the northwest corner of the site;
        THENCE departing said Right-of-Way and running along the northwestern property line of the site, S 38 degrees 54' 46" W for 180.00' to a point and the POINT OF BEGINNING.

         SAID tract containing 14,002 square feet or 0.3214 acres.



                                SLOPE EASEMENT
                                 ("Tract C")

        ALL that tract or parcel of land lying and being in Land Lot 343 of the 13th Land District of Bibb County, Georgia and being more particularly described as follows:

        COMMENCING at a concrete Right-of-Way monument at the point formed by the intersection of the southwestern Right-of-Way of Sheraton Drive, a 120' R/W, and the northeastern Right-of-Way of Interstate Highway No. 75, limited access, a 259' R/W;
        THENCE running along the northeastern Right-of-Way of Interstate Highway No. 75, N 51 degrees 05' 14" W for 1,206.29' to an iron pin set and the POINT OF BEGINNING;
        THENCE continuing along said Right-of-Way, N 51 degrees 05' 14" W for 25.00' to a point;
        THENCE departing said Right-of-Way and running N 38 degrees 54' 46"EE for 157.79' to a point;
        THENCE running S 51 degrees 05' 14" E for 25.00' to a point on the northwestern property line of the site;
        THENCE running S 38 degrees 54' 46" W for 157.79' to an iron pin set on the northeastern Right-of-Way of Interstate Highway No. 75 site and the POINT OF BEGINNING.

        SAID tract containing 3,945 square feet or 0.0906 acres.



                           INGRESS-EGRESS EASEMENT
                                 ("Tract D")

        ALL that tract or parcel of land lying and being in Land Lot 343 of the 13th Land District of Bibb County, Georgia and being more particularly described as follows:

        COMMENCING at a concrete Right-of-Way monument at the point formed by the intersection of the southwestern Right-of-Way of Sheraton Drive, a 120' R/W, and the northeastern Right-of-Way of Interstate Highway No. 75, limited access, a 259' R/W;
        THENCE running along the northeastern Right-of-Way of Interstate Highway No. 75, N 51 degrees 05' 14" W for 812.29' to an iron pin found and the POINT OF BEGINNING;
        THENCE departing said Right-of-Way and running along the southeastern property line of the site, N 43 degrees 32' 33" E for 103.60' to a point and the POINT OF BEGINNING;
        THENCE continuing along the southeastern property line of the site, N 43 degrees 32' 33" E for 195.00' to an iron pin found on the southwestern Right-of-Way of Sheraton Drive;
        THENCE running southeasterly along said Right-of-Way following the curvature to the right an arc distance of 35.44' to a point, said arc having a central angle of 01 degrees 17' 17" and a radius of 1,579.79', and subtending a chord bearing S 37 degrees 30' 10"EE for 35.44';
        THENCE departing said Right-of-Way and running S 43 degrees 32' 36"W for 189.49' to a point;
        THENCE running N 46 degrees 27' 24" W for 35.00' to a point on the southeastern property line of the site and the POINT OF BEGINNING.

                 SAID tract containing 6,731 square feet or 0.1545 acres.



                                 SLOPE EASEMENT
                                  ("Tract E")

        ALL that tract or parcel of land lying and being in Land Lot 343 of the 13th Land District of Bibb County, Georgia and being more particularly described as follows:

        COMMENCING at a concrete Right-of-Way monument at the point formed by the intersection of the southwestern Right-of-Way of Sheraton Drive, a 120' R/W, and the northeastern Right-of-Way of Interstate Highway No. 75, limited access, a 259' R/W;
        THENCE running along the northeastern Right-of-Way of Interstate Highway No. 75, N 51 degrees 05' 14" W for 805.29' to a point and the POINT OF BEGINNING;
        THENCE continuing along said Right-of-Way, N 51 degrees 05' 14" W for 7.00' to an iron pin found;
        THENCE departing said Right-of-Way and running along the southeastern property line of the site, N 43 degrees 32' 33" E for 103.60' to a point;

        THENCE departing said property line and running, S 46 degrees 27'
24" E for 35.00' to a point: N 43 degrees 32' 36" E for 189.49' to a point on the southwestern Right-of-Way of Sheraton Drive, a 120' R/W;
        THENCE running southeasterly along said Right-of-Way following the curvature to the right an arc distance of 42.19' to a point, said arc having a central angle of 01 degrees 31' 48" and a radius of 1,579.79', and subtending a chord bearing S 36 degrees 05' 43"E for 42.18';
        THENCE departing said Right-of-Way and running S 47 degrees 12' 01"W for 149.24' to a point;
        THENCE running S 67 degrees 20' 55" W for 148.65' to a point on the northeastern Right-of-Way of Interstate Highway No. 75 and the POINT OF BEGINNING.

        SAID tract containing 9,510 square feet or 0.2183 acres.

                                  Exhibit B

                                The Contracts

                             [See attached copy.]

MACON, GEORGIA

_ Contract with Greenworld Services, Inc. (Grounds Maintenance) effective 06/15/95;

_       Pitney Bowes Facsimile Rental Agreement effective 03/01/95;

_ Valet Service Agreement with Sunshine Laundry and Drycleaning effective 01/01/95;

_       Service Agreement with BFI Waste Systems effective 03/01/95;

_       Contract with Automatic Sprinkler Corporation of America effective
        04/03/92;

_       Vending Agreement with Macon Vending effective 04/25/91;

_       Contract with Montgomery Elevator Company effective 05/01/94;

_ Contract with Purified Air Service (HVAC filter and frame installation) effective 01/18/95; and

_       All other contracts, if any, affecting the property.

Camarillo, California

                                  Exhibit A

                                 The Premises

                             [See attached copy.]

                              LEGAL DESCRIPTION

PARCEL 1:

Lot 11 of Tract No. 4272, in the City of Camarillo, County of Ventura, State of California, as per map recorded in Book 117 Page 83 of Miscellaneous Records, in the office of the County Recorder of said County.

EXCEPT therefrom a portion of said land, all oil, mineral, gas and other hydrocarbon substances below a depth of five hundred (500) feet below the surface of said land, but without the right of entry to such surface or subsurface within said five hundred (500) feet, as per deeds recorded November 12, 1970 in Book 3747 Page 563 and November 28, 1972 in Book 4041 page 573 both of Official Records.

ALSO EXCEPT from a portion of said land, all oil, oil rights, minerals, mineral rights, natural gas, natural gas rights, and other hydrocarbons by whatsoever name known that may be within or under the parcel of land hereinabove described, together with the perpetual right of drilling, mining, exploring and operating therefor and removing the same from said land or any other land, including the right to whipstock or directionally drill and mine from lands other than those hereinabove described, oil or gas wells, tunnels and shafts into, through or across the subsurface of the land hereinabove described, and to bottom such whipstocked or directionally drill wells, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, repair, deepen and operate any such wells or mines, without, however, the right to drill, mine, explore and operate through the surface or the upper 100 feet of the subsurface of the land hereinabove described, or otherwise in such manner as to endanger the safety of any highway that may be constructed on said lands, as excepted in deed recorded August 13, 1958 in Book 1644 Page 234 of Official Records.

PARCEL 2:

A reciprocal, non-exclusive easement for vehicular and pedestrian ingress and egress to and from said land, over, upon and across the parking areas and spaces, driveways and access ways, sidewalks and walkways, exits and entrances, as described in Section 6.02(B) of the Declaration of Covenants, Conditions, Restrictions and Grant of Easements for Pardee Plaza, recorded October 20, 1989 as Instrument No. 89-168792 of Official Records, and the amendment to Declaration of Covenants, Conditions, Restrictions and Grant of Easements for Pardee Plaza, recorded November 21, 1989 as Instrument No. 89-185298 of Official Records.

PARCEL 3:

A reciprocal, non-exclusive easement for the installation, maintenance, operation, repair and removal of sewers, storm drains, water lines, water sprinkler system lines, telephone or electrical conduits or systems, gas mains, meters, transformers and other public utilities and service easements, as described in Section 6.02(C) of the Declaration of Covenants, Conditions, Restrictions and Grant of Easements for Pardee Plaza, recorded October 20, 1989 as Instrument No. 89-168792 of Official Records, and the amendment to Declaration of Covenants, Conditions, Restrictions and Grant of Easements for Pardee Plaza, recorded November 21, 1989 as Instrument No. 89-185298 of Official Records.

PARCEL 4:

An easement over a portion of Lot 9 of said Tract No. 4272, for the installation and maintenance of a sign, as described in an instrument, entitled "Sign Easement Agreement", recorded NovemberE21, 1989 as Instrument No. 89-185301 of Official Records.

                                  Exhibit B

                                The Contracts

                             [See attached copy.]

CAMARILLO, CALIFORNIA

_ Plant Maintenance and Leasing Agreement with Original Plant People effective 11/15/90;

_ Laundry and Dry Cleaning Service Agreement with Woodside Cleaners effective 09/24/90;

_       Konica Business Machines U.S.A., Inc. (Lease) effective 12/10/93;

_       Full Service Maintenance Agreement with Konica Service effective
        12/10/93;

_       Contract with Acqua Coolers effective 04/17/95; and

_       All other contracts, if any, affecting the property.

San Jose, California

                                  Exhibit A

                                 The Premises

                             [See attached copy.]

                              LEGAL DESCRIPTION

The land referred to is situated in the City of San Jose, County of Santa Clara, State of California, and is described as follows:

Parcel 2, as shown on Parcel Map filed July 21, 1989 in Book 603 of Maps, at Page(s) 13 and 14, Santa Clara County Records.

                                  Exhibit B


                                The Contracts

                             [See attached copy.]

SAN JOSE AIRPORT, CALIFORNIA

- -    Service Contract with Dover Elevator Company effective
     12/19/91;

- -    Landscape Maintenance Contract with Cleary Bros. Landscape
     Management effective 01/01/94;

- -    Interior Maintenance Contract with National Landscapes
     effective 03/22/94;

- -    Service Agreement with Waste Management of Santa Clara
     County effective 01/01/95;

- -    Maintenance Agreement with Motorola C&E, Inc. effective
     01/01/91;

- -    Service Agreement with Ecolab Pest Eliminantion; and

- -    All other contracts, if any, affecting the property.

Columbia, Maryland

                                  Exhibit A

                                 The Premises

                             [See attached copy.]

                              LEGAL DESCRIPTION

                                   Columbia


        BEING a piece or parcel of land; the same being part of the land conveyed from AT&T Technologies, Inc., a body corporate of the State of New York to Columbia Corporate Park Associates, a Maryland general partnership, by Deed dated September 29, 1987 and recorded in Liber 1736, folio 82; also being Parcel 'A-15' as shown on the Plat of Subdivision entitled "Columbia Corporate Park - Parcels 'A-14', 'A-15', 'A-16' and 'A-17', a Resubdivision of Parcels 'A-5' and 'A-6'" and recorded at Plat 8996; both among the Land Records of Howard County, Maryland.

        BEGINNING FOR THE SAME at the common corner of Parcels 'A-15' and 'A-16', said point being on the North 47 degrees 32 minutes 54 seconds East
585.24 feet line of said Plat, being located North 47 degrees 32 minutes 54 seconds East 585.24 feet line of said Plat, being located North 47 degrees 32 minutes 54 seconds East 168.55 feet from the beginning thereof; thence running with the outline of said Parcel 'A-15', the following eight (8) courses:

         1) North 47 degrees 32 minutes 54 seconds East 416.69 feet to a point on the southwesterly right of way line of Little Patuxent Parkway (Md. Route 175); thence running with the said right of way line, the following two (2) courses

         2) South 42 degrees 27 minutes 06 seconds East 80.00 feet to a point; thence

         3) South 36 degrees 55 minutes 21 seconds East 387.00 feet to a point; thence

         4) South 44 degrees 04 minutes 30 seconds West 350.02 feet to a point; thence

         5) South 39 degrees 51 minutes 07 seconds West 504.18 feet to a point on the northerly right of way line of Stanford Boulevard, being located 62.83 feet along the arc of a curve deflecting to the left, having a radius of 60.00 feet (Chord: North 07 degrees 25 minutes 57 seconds West 60.00 feet) from the common front corner of Parcels 'A-14' and 'A-4'; thence running with said right of way line, the following course:

         6) 66.99 feet along the arc of a curve deflecting to the left, having a radius of 60.00 feet (Chord: North 69 degrees 25 minutes 10 seconds West 63.56 feet) to a point; thence

         7) North 39 degrees 51 minutes 07 seconds East 529.59 feet to a point; thence

         8) North 45 degrees 55 minutes 30 seconds West 427.17 feet to the point of beginning.

        CONTAINING 214,444 square feet or 4.9230 acres of land.

        BEING KNOWN AND DESIGNATED as Lot No. 15 as shown on the Plat entitled "Columbia Corporate Park - Parcels 'A-14', 'A-15', 'A-16' and 'A-17', a Resubdivision of Parcels 'A-5' and 'A-6'", which Plat is recorded among the Land Records of Howard County as Plat No. 8996.

        Together with the Grading Easements recorded in Book 2098, Page 580.

                                   Exhibit B

                                The Contracts

                             [See attached copy.]

COLUMBIA, MARYLAND

_       Contract with Aloha Pool Management, Inc. effective 05/01/95;

_ Marriott Standard Service Agreement with McDonogh Farms, Inc. effective 01/01/93;

_ Plant Maintenance and Guarantee Contract with Jan Ferguson Inc. effective 07/10/91;

_ Service Agreement with WMI Medical Services (Waste Management) effective 01/04/95;

_       Contract with PM Hood & Duct effective 07/16/91;

_       Preventive Maintenance Agreement with Schindler Elevator effective
        11/26/91;

_       Service Agreement with Maryland Environmental Systems, Inc.
        effective 03/30/93;

_       Contract with Ace Fire Extinguisher Ser. Inc. effective 11/01/93; and

_       All other contracts, if any, affecting the property.

         Newark, Delaware

                                   Exhibit A

                                  The Premises

                              [See attached copy.]

                               LEGAL DESCRIPTION

                                   Wilmington


All that certain place, parcel or tract of land located on the southerly side of Geoffrey Drive, situated in White Clay Creek Hundred, New Castle County, DE, and more particularly described as follows:
Beginning for the same at a point said point being located the following 3 courses and distances from the southerly end of a 26.34 junction chord joining the southerly side of Churchmans Road (R.O.W. varies), with the easterly side of Geoffrey Drive, (50' wide),
Thence, along the easterly and southerly side of Geoffrey Drive,
1.  South 12 34' 32" East, 82.81' to a point;
2. By a curve to the right having a radius of 170' an arc length of 267.04' to a point;
3. North 77 25'28" West, 70.73' to the point of beginning; Thence, from said point of beginning and with lands now or formerly New Orleans Marriott Hotel Venture, L.P. (Fairfield Hotel) the following 13 courses and distances:
1.  South 12 34' 32" West, 196.76' to a point;
2.  South 77 25' 28" East, 49.18' to a point;
3.  South 12 34' 32" West, 52.00' to a point;
4.  South 77 25' 28 East, 10.00' to a point;
5.  South 12 34' 32" West, 25.32' to a point;
6.  South 77 25' 28" East, 25.25' to a point;
7.  South 12 34' 32" West, 60.80' to a point;
8.  South 40 53' 13" West, 83.35' to a point;
9.  South 49 06' 47" East, 31.77' to a point;
10. By a curve to the right having a radius of 32.00', an arc length of 13.04' to a point;
11. By a curve to the right left having a radius of 50.00', an arc length of 20.38' to a point;
12. South 49 06' 47" East, 21.98' to a point; and
13. South 86 28' 49" East, 65.50' to a point with northwesterly side of the Delaware Turnpike [I-95];
Thence with same the following 4 courses and distances:
1.  South 64 20' 12" West, 254.89' to a point;
2.  South 68 01' 55" West, 153.42' to a point;
3.  North 05 09' 16" West, 77.63' to a point; and,
4. By a curve to the left having a radius of 319.18', an arc length of 262.02' to a corner of lands now or formerly Toys 'R' Us;
Thence, thereby, North 15 20' 35" East, 300.41' to a point the westerly side of Geoffrey Drive.
Thence, crossing Geoffrey Drive, South 74 39' 25" East, 50.00' to a corner for area reserved for stormwater control;

     Thence, thereby the following 2 courses and distances;
     1.       South 75 08' 14" East, 257.11' to a point; and,
     2. North 12 34' 32" East, 148.00' to a point on the southerly side of Geoffrey Drive;
     Thence, thereby, South 77 25' 28" East, 26.06' to the point and place of beginning, containing there in 4.1167 ac. of land more.

Together with all of New Orleans Marriott Hotel Venture Limited Partnership's right, title and interest under that certain Grant of Easement, dated August 15, 1989, and recorded in Deed Book 914, page 316.

Also together with all of New Orleans Marriott Hotel Venture Limited Partnership's right, title and interest under that certain Declaration of Reciprocal Easements, dated July 1, 1990, and recorded in Deed Book 1067, page 259.

Also together with all of New Orleans Marriott Hotel Venture Limited Partnership's right, title and interest under that certain Reciprocal Easement and Operating Agreement, dated June 14, 1984, and recorded in Deed Record M, Volume 127, page 182.

         Also together with all of New Orleans Marriott Hotel Venture Limited Partnership's right, title and interest under that certain Declaration dated January 4, 1984 recorded in Deed Record F, Volume 125, page 214, Supplement to Declaration dated March 1, 1992 recorded in Deed Book 1393, page 117.

                                   Exhibit B

                                 The Contracts

                              [See attached copy.]

WILMINGTON, DELAWARE
_        Horticultural Service Agreement, with Smith Fox Associates, Inc.
         (Interior Landscape) effective 02/15/94;

_        Contract with Benge Landscaping effective 1995;

_        Cleaning Service Agreement with Air Vent Systems, Inc.
         effective 02/16/94;

_ DMC-Custom Maintenance Agreement with Security Elevator Company effective 12/01/91; and

_        All other contracts, if any, affecting the property.


Kansas City, Missouri

                                   Exhibit A

                                  The Premises

                              [See attached copy.]

                               LEGAL DESCRIPTION

                                  Kansas City


         A tract of land located in the North one-half of the Southwest Quarter of Section 36, Township 52 North, Range 34 West, being in Kansas City, Platte County, Missouri, said tract being bounded and described as follows:

Commencing at the Southwest corner of said Southwest Quarter; thence North 0 degrees 29' 52" East (all bearings herein are referenced to the City of Kansas City, Missouri Independent Grid System) along the West line of said Southwest Quarter, a distance of 1326.80 feet (platted) 1326.59 feet (measured) to the Southwest corner of said North half and also the North line of "PLATTE INDUSTRIAL PARK DISTRICT 1", a subdivision of land patted and recorded in Kansas City, Platte County, Missouri; thence North 89 degrees 46 27" East, along said North line, a distance of 1285.40 feet, to the True Point of Beginning; thence North 00 degrees 13' 33" West, a distance of 345.65 feet to a point on the Southerly right of way line of "Tiffany Springs Parkway"; thence Easterly along said right of way line, on a curve to the left having an initial tangent bearing of North 80 degrees 44' 42" East and a radius of 1,130 feet, an arc distance of 350.00 feet to its intersection with the Westerly right of way line of "Interstate Highway I-29"; thence South 25 degrees 04' 46" East, along said Westerly right of way line, a distance of 23.33 feet; thence South 78 degrees 06' 50" East, along said right of way line, a distance of 132.42 feet; thence South 00 degrees 13' 33" East, a distance of 403.86 feet, to a point on said North line of "Platte Industrial Park District 1"; thence South 89 degrees 46' 27" West, along said North line, a distance of 471.00 feet to the True Point of Beginning.

Said Tract also known as Lot 1, EXECUTIVE HILLS NORTH 6TH PLAT, a subdivision of land in Kansas City, Platte County, Missouri, according to the recorded plat thereof.

Together with the easement rights created in the following easements granted to the Marriott Corporation by Executive Hills North, Inc.:

Access, Water and Gas Easement, as set forth in the instrument recorded as Document No. 4891, in Book 718, at Page 27; the Sanitary Sewer Easement recorded as Document No. 4892, in Book 718, at page 28; the Slope and Grading Easement recorded as Document No. 4893, in Book 718, a Page 29 and the Storm Drainage Easement as set forth in the instrument recorded as Document No. 4896, in Book 718, at Page 32.

                                   Exhibit B

                                 The Contracts

                              [See attached copy.]

KANSAS CITY AIRPORT, MISSOURI
_        Full Service Vending Agreement with Pepsi-Cola General Bottlers, Inc.
         effective 1993;

_        Purchase Agreement with Hermes Landscaping effective 03/13/95;

_        Agreement with Strategic Telecom Inc.;

_        Agreement with Hotel & Motel Association of Greater Kansas City, Inc.
         effective 01/01/95;

_ Valet Service Agreement with Plaza Ford (Valet Cleaning Service) effective 08/27/90;

_        Marriott Standard Service Agreement with Deffenbaugh Industries, Inc.
         (Waste disposal) effective 08/15/90;

_ Vending Agreement with IAM-ARD, Inc. (Popcorn Vending Machine) effective 09/22/90;

_ Contract Agreement with Alamo Leasing Company effective 05/01/94;

_        Agreement with AEI Music Network, Inc. effective 07/01/90;

_ Business Sign Contract with Missouri Highway and Transportation Commission effective April 1992; and

_        All other contracts, if any, affecting the property.

Charlotte, North Carolina

                                   Exhibit A

                                  The Premises

                              [See attached copy.]

                               LEGAL DESCRIPTION

                                   Charlotte


         Located in Mallard Creek Township, Mecklenburg County, North Carolina and more specifically described as follows:

         BEGINNING at a new iron stake located at the point of intersection of the southerlymost margin of the right-of-way of W. T. Harris Boulevard (200' right-of-way) and the westerlymost margin of the right-of-way of University Executive Park Drive (60' right-of-way), and running thence with the westerlymost margin of the right-of-way of University Executive Park Drive two (2) courses and distances as follows: (1) South 23-54-18 West 437.59 feet to a point; and (2) South 23-40-34 West 62.57 feet to a new iron stake; thence North 58-47-30 West 417.50 feet to a new iron stake; thence North 31-12-30 East 552.07 feet to a new iron stake in the southerlymost margin of the right-of-way of W. T. Harris Boulevard; thence with that margin South 49-47-39 East 358.08 feet to a new iron stake at the point or place of BEGINNING, containing 4.6172 acres as shown on survey prepared by Craig S. McNeill and dated 5/25/95.

         Together with terms and provisions of the Development Agreement recorded in Book 5855, Page 844.

         Together with Easements recorded in Book 5926, Page 719.

                                   Exhibit B

                                 The Contracts

                              [See attached copy.]

CHARLOTTE NORTH CAROLINA
_        Service Agreement with Piedmont Elevator Company effective 10/01/91;

_        Service Agreement with BFI Waste Systems effective 06/01/94;

_        Landscape Maintenance Contract with LLC Corporation effective
         02/01/95; and

_        All other contracts, if any, affecting the property.

Woburn, Massachusetts

                                   Exhibit A

                                  The Premises
                              [see attached copy]

                                     Woburn


All that certain parcel of land including Registered Land with the buildings thereon situated on Mishawum Road, Ryan Road and Industrial Parkway in the City of Woburn, Middlesex County, Commonwealth of Massachusetts, all more particularly described in Exhibit A attached hereto and made a part hereof.

                                   EXHIBIT A

         LOT DESCRIPTION

         BEGINNING AT THE NORTHERLY CORNER AT A BRASS PIN SET IN LEAD AT THE INTERSECTION OF RYAN ROAD AND INDUSTRIAL PARKWAY, THENCE:

                 S 62-50-41 E 297.25' BY SAID INDUSTRIAL PARKWAY TO POINT,
                      THENCE;

                 S 44-00-47 E 39.84' BY LAND OF THE COMMONWEALTH OF
                      MASSACHUSETTS DEPARTMENT OF PUBLIC WORKS TO A POINT,
                      THENCE;

                 S 12-12-55 E 71.00' BY SAID LAND TO A POINT, THENCE;

                 S 12-04-55 E 85.95' BY SAID LAND TO A POINT, THENCE;

                 S 11-52-25 E 36.05' BY SAID LAND TO A POINT ON THE NORTHERLY
                      SIDE OF MISHAWUM ROAD, THENCE;

                 S 68-11-35 W 308.49' BY SAID MISHAWUM ROAD TO A POINT, THENCE;

                 N 29-38-42 E 27.49' BY LAND OF ANTHONY SAIA TO A POINT, THENCE;

                 N 54-44-28 W 308.27' TO A POINT ON THE SOUTHERLY SIDE OF RYAN
                      ROAD, THENCE;

                 N 35-50-07 E 327.85' BY SAID RYAN ROAD TO THE POINT OF
                      BEGINNING.

                 CONTAINING 142,593 SQUARE FEET / OR 3.27 ACRES+/-

                 Included therein are the following parcels of Registered Land:

                 that certain parcel of land                      situate in
                 Woburn in the County of Middlesex and said Commonwealth bounded and described as follows:

                          Southerly by Mishawum Road, two hundred seven and 64/100 feet;
                          Northwesterly by land now or formerly of Charlotte
                               E. Ames by two lines
                               measuring together, three hundred five and 62/100 feet; and Easterly by lot 6 as shown on plan hereinafter mentioned, one hundred eighty and 57/100 feet.

                      Said parcel is shown as lot 5 on said plan.

                      All of said boundaries except the lines of any public
                 ways are determined by the Court to be located as shown on a subdivision plan as approved by the Court, filed in the Land Registration Office, a copy of which is filed in the Registry of Deeds for the South Registry District of Middlesex County in Registration Book 697, Page 103, with Certificate 113453.

                 that certain parcel of land                        situate in
Woburn in the County of Middlesex and said Commonwealth, bounded and described as follows:

                      Southerly by Mishawum Road, forty and 58/100 feet; Westerly by lot 5 as shown on plan hereinafter mentioned, one hundred eighty and 57/100 feet;
                      Northwesterly by land now or formerly of Charlotte E.
                        Ames, forty-four and 40/100 feet; and
                      Easterly by land now or formerly of Henry W. Berry,
                        one hundred and ninety-three feet.

         Said parcel is shown as lot 6 on said plan, (Plan No. 1443(I)).

         All of said boundaries, except the lines of any public ways are determined by the Court to be located as shown on a subdivision plan, as approved by the Court, filed in the Land Registration Office, a copy of which is filed in the Registry of Deeds for the South Registry District of Middlesex County in Registration Book 697, Page 103, with Certificate 133453.

                                   Exhibit B

                                 The Contracts
                              [see attached copy.]

WOBURN, MASSACHUSETTS

_        Hotel Room Service Agreement with Pizza Hut of America, Inc.
         effective 04/08/94;

_        Service Agreement with The Weather Source, Inc.
         effective 06/24/94;

_        Service Contract with Inn-House Doctor, Inc. effective 02/27/92;

_ Lease Agreement with Konica Business Machines effective 09/07/93;

_        Service Agreement with Millar Elevator Service Co.
         effective 02/07/94;

_        Subcontract Agreement with P&R Landscaping effective 01/15/95;

_ Contract with G&G Landscaping, Inc. (Snow plowing) effective 11/14/94;

_        Service Agreement with TruGreen-Chemlawn effective April 1995;

_        Service Agreement with BFI Waste Management effective 10/29/91;

_ Music Services Agreement with Muzak Limited Partnership effective 06/01/90; and

_        All other contracts, if any, affecting the property.

       Boca Raton, Florida

                                   Exhibit A

                                  The Premises
                              [see attached copy.]

                                   Boca Raton


PARCEL I:

CENTER PARK PLAT NO. 1, according to the Plat thereof on file in the Office of the Clerk of the Circuit Court in and for Palm Beach County, Florida, recorded in Plat Book 64, page 95, said lands situate lying and being in Palm Beach County, Florida,

Together with the Non-Exclusive Relocatable Easements for the purpose of vehicular and pedestrian ingress and egress, as set forth in the Amended Reciprocal Access Easement dated December 11, 1989 and recorded December 14, 1989 in Official Records Book 6291, page 1372, of the Public Records of Palm Beach County, Florida, over and across the following described parcel:

Being a strip of land for ingress and egress purposes, lying in Center Park Plat No. 1, as recorded in Plat Book 64, pages 95 and 96, of Section 14, Township 47 South, Range 42 East, Palm Beach County, Florida, being more particularly described as follows:

Commencing at the Northeast corner of the Southeast Quarter (SE1/4) of said
Section 14; thence South 89 degrees 42 minutes 24 seconds West along the North line of said Southeast Quarter (SE1/4), a distance of 49.06 feet; thence South 00 degrees 17 minutes 36 seconds East, a distance of 120.00 feet; thence South 00 degrees 18 minutes 54 seconds East, a distance of 777.75 feet; thence South 00 degrees 08 minutes 45 seconds East, a distance of 154.58 feet to the Point of Beginning, the last mentioned three courses being along the West right of way line of State Road 809 (Military Trail), as recorded in Road Plat Book 4, pages 139 through 142, of the Public Records of said Palm Beach County; thence South 00 degrees 08 minutes 45 seconds East, along said West right of way line, a distance of 45.00 feet; thence South 89 degrees 42 minutes 24 seconds West, a distance of 29.50 feet; thence South 00 degrees 08 minutes 45 seconds East, along a line parallel to said West right of way line and 29.50 feet West, a distance of 295.55 feet; thence South 86 degrees 19 minutes 55 seconds West along a line parallel to the North right of way line of I-95 Limited Access and
29.50 feet North, a distance of 489.95 feet; thence South 78 degrees 22 minutes 11 seconds West, a distance of 209.54 feet to the beginning of a curve concave to the North; thence Westerly along the arc of said curve, having a radius of
392.50 feet and central angle of 13 degrees 04 minutes 45 seconds, a distance of 89.60 feet to the beginning of a compound curve, concave to the Northeast; thence Northwesterly along the arc of said compound curve having a radius of
175.19 feet and a central angle of 19 degrees 54 minutes 25 seconds, a distance of 60.87 feet; thence North 68 degrees 38 minutes 43 seconds West, along the tangent of said compound curve, a distance of 106.81 feet; thence North 26 degrees 17 minutes 47 seconds East, along the East line of Executive Center Circle Northwest, as shown in Plat of Cork N' Cleaver Restaurant, recorded in Plat Book 35, page 100, of said Public Records, a distance of 24.09 feet; thence South 68 degree 38 minutes 43 seconds East, a distance of 104.73 feet to the beginning of a curve, concave to the Northeast; thence Southeasterly along the arc of said curve, having a radius of
151.19 feet and a central angle of 19 degrees 54 minutes 25 seconds, a distance of 52.53 feet to the beginning of a compound curve concave to the North; thence East, along the arc of said compound curve having a radius of 368.50 feet and a central angle of 13 degrees 04 minutes 45 seconds, a distance of 84.12 feet; thence North 78 degrees 22 minutes 11 seconds East along the tangent of said compound curve, a distance of 211.21 feet; thence North 86 degrees 19 minutes 55 seconds East, a distance of 168.98 feet; thence North 00 degrees 08 minutes 45 seconds West, a distance of 287.29 feet to a point on a curve, the tangent bears North 86 degrees 21 minutes 25 seconds West at this point; thence Northeasterly along the arc of a curve concave to the North, being the South right of way line of Northwest 20th Avenue, as shown on Plat of Arvida Executive Center Plat No. 2, recorded in Plat Book 39, page 88, of said Pubic Records, having a radius of 50.00 feet and a central angle of 28 degrees 14 minutes 25 seconds, a distance of 24.64 feet to a point, the targent bears North 65 degrees 24 minutes 10 seconds East, at this point; thence South 00 degrees 08 minutes 45 seconds East, a distance of 290.18 feet; thence North 86 degrees 19 minutes 55 seconds East, a distance of 276.02 feet; thence North 00 degrees 08 minutes 45 seconds West, a distance of 317.42 feet; thence North 89 degrees 42 minutes 24 seconds East, along a line parallel to the North line of Parcel B, as shown on said Plat No. 2 and 1.58 feet South, a distance of 53.50 feet to the Point of Beginning.

Together with the Eastment dated June 21, 1990 recorded June 26, 1990 in Official Records Book 6498, Page 1363, Palm Beach County, Fla.

                                   Exhibit B

                                 The Contracts
                              [see attached copy]

BOCA RATON, FLORIDA

_        Agreement with Southern Bell Yellow Pages effective 07/22/92;

_ Vending Agreement with Federal Vending Service effective 02/28/92;

_        Standard Service Agreement with Landscape Maintenance effective
         09/22/92;

_        Maintenance Agreement with Gove's Greenery (indoor plants) effective
         12/20/93;

_ Maintenance Agreement with Miami Elevator Company effective 02/19/93;

_ Agreement with Florida Transport Company of Miami effective 08/06/93;

_ Marriott Standard Service Agreement with Waste Management of Palm Beach effective 04/15/92;

_        Public Telephone Service Agreement with Southern Bell effective
         04/14/92; and

_        All other contracts, if any, affecting the property.

       Brookfield, Wisconsin

                                   Exhibit A

                                  The Premises
                              [see attached copy.]

                              Milwaukee/Brookfield

Lot One (1) of Certified Survey Map No. 4821, recorded October 9, 1985 in Volume 39 of Certified Survey Maps on Pages 85-88 incl., as Document No. 1315894, being a part of the Northwest One-quarter (1/4) and the Southwest One-quarter (1/4) of the Southwest One-quarter (1/4) of Section Twenty-seven
(27), Township Seven (7) North, Range Twenty (20) East, City of Brookfield, Waukesha County, Wisconsin.

Excepting therefrom that part conveyed in Warranty Deed, dated December 9, 1985 and recorded December 12, 1985, in Reel 721, Image 922, as Document No. 1325099.

                                   Exhibit B

                                 The Contracts
                              [see attached copy.]

MILWAUKEE/BROOKFIELD, WISCONSIN

_        Agreement with Mike's Lawn Service effective 04/01/95;

_ Preventive Maintenance Agreement with Schindler Elevator Corporation effective 05/01/92;

_        Public Telephone Service Agreement with Wisconsin Bell, Inc. effective
         03/18/91;

_        Maintenance Agreement with IBM Corporation as amended on 2/2/93;

_ Service Agreement with Deluca and Hartman Construction, Inc. (snow plow) effective 03/22/95;

_        Service Agreement with United Waste Systems effective 05/15/91;

_        Contract with Giddings Hawkins Maintenance Service, Inc.
         effective 03/23/95;

_        Contract with Grease Trap Service effective 07/23/91;

_ Service Agreement with Ecolab, Inc. Pest Elimination Services effective 04/03/95;

_ Service Agreement with Rentokil, Inc. Tropical Plant Services effective 04/01/95;

_        Agreement with AEW Music Network, Inc. effective 04/01/95;

_        Rental Contract with Pitney Bowes, Inc. (facsimile rental) effective
         12/01/94;

_        Equipment Contract with Pepsi Cola General Bottlers, Inc.; and

_        All other contracts, if any, affecting the property.

       Dallas County, Texas

                                   Exhibit A

                                  The Premises
                              [see attached copy.]

BEING a tract of land situated in the City of Dallas, Dallas County, Texas, said tract being Lot 2B, Block c/7293, Howard Johnson Addition per plat recorded in Volume 89167, Page 541 of the Deed Records of Dallas County, Texas, said tract being more particularly described by metes and bounds as follows:

BEGINNING               at a "+" in concrete being the Northeast corner of
                        said Lot 2B also being the Southeast corner of Lot 2A, Block C/7293, of said Addition, said "+" in concrete being the beginning of a curve to the left of said Lot
                        2B along the Westerly R.O.W. line of N. Central
                        Expressway (U.S. Highway 75) whose chord bears South 05 degrees 18 minutes 21 seconds West, a distance of
                        235.93 feet and having a radius of 5879.64 feet;

THENCE along said curve to the left, through a central angle of 02 degrees 17 minutes 57 seconds, an arc length of
                        235.95 feet to an "+" in concrete;

THENCE North 89 degrees 55 minutes 02 seconds West, leaving said Westerly R.O.W. line and along a South line of said Lot 2B, a distance of 145.69 feet to a 5/8 inch capped steel rod;

THENCE South 00 degrees 04 minutes 56 seconds West, along an East line of said Lot 2B, a distance of 129.79 feet to a PK Nail;

THENCE North 89 degrees 30 minutes 10 seconds West, along the South line of said Lot 2B, a distance of 164.90 feet to a PK nail with flasher;

THENCE North 00 degrees 29 minutes 14 seconds East, along a West line of said Lot 2B, a distance of 155.08 feet to an "+" in concrete;

THENCE North 89 degrees 30 minutes 08 seconds West, along a south line of said Lot 2B, a distance of 232.00 feet to an "+" in concrete at the centerline of Regal Oaks Drive (a private access easement per Volume 397, Page 920 of said Deed Records);

THENCE North 00 degrees 29 minutes 28 seconds East, along the centerline of said Regal Oaks Drive and along the West line of said Lot 2B, a distance of 86.75 feet to an "+" in concrete;

THENCE South 89 degrees 30 minutes 08 seconds East, along a common line of said Lot 2B and Lot 2A, a distance of
                        204.99 feet to an "+" in concrete;

THENCE North 00 degrees 29 minutes 14 seconds East, continuing along said common line, a distance of 87.57 feet to an "+" in concrete;

THENCE North 70 degrees 57 minutes 34 seconds East, continuing along said common line, a distance of
                        109.12 feet to an "+" in concrete;

THENCE South 89 degrees 30 minutes 46 seconds East, continuing along said common line, a distance of
                        253.64 feet to the POINT OF BEGINNING and embracing 118,127.97 Square Feet or 2.712 Acres of Land.

Together with joint and mutual easement recorded in Vol. 397, Page 920.

                                   Exhibit B

                                 The Contracts
                              [see attached copy.]

DALLAS/NORTHPARK, TEXAS
_ Marriott Standard Service Agreement with Plant Care effective 08/08/94;

_        Landscape Maintenance Agreement with Texas Tree & Turf Co. effective
         01/22/94;

_ Preventive Maintenance Agreement with Elevator Service Professionals, Inc. effective 06/07/91;

_        Agreement with Konica Business Machines U.S.A., Inc.
         effective 09/11/92;

_        Location Agreement with Spectrum Corporation/Medi-Kwik Convenience
         Center; and

_        All other contracts, if any, affecting the property.

       Fayettville, North Carolina

                                   Exhibit A

                                  The Premises
                              [see attached copy.]

                                  Fayetteville


                Situated in the State of North Carolina, County of Cumberland, Township of Cross Creek, in the City of Fayetteville, and being further bounded and described as follows:

TRACT 1:

                Commencing at North Carolina Grid Monument "YADKIN", North Carolina grid coordinates N=483,826.99, E=2,012.899.35, thence S 08 degrees 50' 09" E 3,737.40 feet (and having a grid distance of 3,736.90 feet using a combined factor of 0.999875) to the TRUE POINT OF BEGINNING of this described tract, and being an existing Iron pipe located in the eastern right of way of the ALL AMERCIAN EXPRESSWAY (R/W varies);

                Thence runs North 57 degrees 38' 39" East 370.00 feet to an existing Iron pipe, said Iron pipe located in the western right of way of Sycamore Dair Road (86' R/W);

                Thence along said road South 32 degrees 21' 22" East 341.04 feet to a set Iron pipe;

                Thence leaving said road and runs South 57 degrees 38' 39" West 374.00 feet to a set Iron pipe;

                Thence runs North 88 degrees 20' 13" W - 69.24 feet to an existing Iron pipe on the aforementioned ALL AMERICAN EXPRESSWAY right-of-way;

                Thence runs along said right-of-way North 01 degrees 39' 47" East 42.44 feet to an existing Iron pipe, said Iron pipe also being the beginning of a curve to the left concave the the southwest and having a radius of 219.98 feet;

                Thence runs along said curve to the left north and northwesterly and through a central angle of 34% 01' 02" (formerly a record central angel of 34 degrees 01' 09"), an arc length of 130.60 feet (formerly a record length of 130.61 feet), a chord bearing and distance of North 15 degrees 20' 50 degrees West 128.69 feet (formerly a record bearing and distance of North 15 degrees 20' 49" West 128.70 feet) to an existing Department of Transportation right-of-way monument;

                Thence runs North 32 21' 22" West 144.06 feet to the TRUE POINT OF BEGINNING and containing 3.0000 acres (130,680.5 square feet) and being tract number two (2) of that certain Subdivision as recorded in Plat Book 71, Page 29, of the Cumberland County Registry.

TRACT 2:

Commencing; for reference; at Station 40 + 00 on the northern right ot way of Morganton Road (R/W varies) said station shown on State Highway Project Number 8.2326302, said station also being referred to in that certain deed as recorded in the Office of the Register of Deeds for Cumberland County in Deed Book 3426, Page 669; thence runs along the northern right of way of said road N 75 degrees 31' 57" W - 25.25 feet, thence leaves Morganton Road and runs as follows; N 59 degrees 28' 03" E - 35.35 feet, N 14degrees 28' 03" East - 38.64 feet; N 08 degrees 56' 39" W - 381.44 feet and N 32 degrees 21 22" W - 398.78 feet to an Iron stake and being the TRUE POINT OF BEGINNING of this described easement and being the northern corner of a 3.000 acre tract of land to be conveyed to Airline Foods, Inc., thence runs along the northern line of said tract S 57 degrees 38' 39" W - 370.00 feet to an existing Iron stake located in the eastern R/W of the All American Expressway, thence runs along said right of way N 32 degrees 21' 22" W - 15.00 feet; thence leaves the All American Expressway and runs N 57 degrees 38' 39" E - 370 feet S 32degrees 21' 22" E
- - 15.00 feet to THE TRUE POINT OF BEGINNING and containing 5,550.0 square feet and being a portion of the J.P. Riddle Et-Al Property as recorded In the Office of Register of Deeds for Cumberland County In Deed Book 3054, Page 218.

TRACT 3:

Commencing; for reference at Station 40 + 00 on the northern right of way of Morganton Road (R/W varies), said station shown on State Highway Project Number 8.2326302, said station also being referred to in that certain deed as recorded in the Office of the Register of Deeds for Cumberland County in Deed Book 3426, Page 669; thence runs along the northern right of way of said road N 75 degrees 31' 57" W- 25.25 feet, thence leaves said road and runs as follows; N 59 degrees 28' 03" E - 35.35 feet, N 14 degrees 28' 03" East - 38.64 feet; N 08 degrees 56' 39" W - 381.44 feet and N 32 degrees 21 22" W - 398.78 feet to an iron stake and being the TRUE POINT OF BEGINNING of this described easement and also being the northern corner of a 3.000 acre tract of land to be conveyed to Airline Foods, Inc., thence runs as follows: N 57 degrees 38' 39"
E - 10.00 feet, S 32 degrees 21' 22" E - 344.18 feet and N 68 degrees 03' 32"
E - 526.91 feet to and with the southern line of the Biltwell, Inc. tract
(DB. 3127 PG.521) to the western edge of the City of Fayetteville's existing 20 foot utility easement (DB. 2222 PG.213), thence runs with said easement S 12 degrees 36' 23" E - 20.27 feet, thence leaves said easement and runs as follows; S 68 degrees 03' 32" W - 540.29 feet, N 32 degrees 21' 22"
W - 19.80 feet to a point in the southern line of the aforementioned 3.000 acre tract, thence runs with said tract N 57 degrees 38' 39" E - 10.00 feet and N 32 degrees 21' 22" W - 341.04 feet to the TRUE POINT OF BEGINNING and containing 14,313.0 square feet and being a portion of J.P. Riddle Et-Al
Tract No. 2 as recorded in the Office of the Register of Deeds for Cumberland County in Deed Book 3054, Page 218.

TRACT 4:

Commencing; for reference at Station 40 + 00 on the northern right of way of Morganton Road (R/W varies), said station shown on State Highway Project Number 8.2326302, said station also being referred to in that certain deed as recorded in the Office of the Register of Deeds for Cumberland County in Deed Book 3426, Page 669; thence runs along the northern right of way of said road N 75 degrees 31' 57" W - 25.25 feet to the TRUE POINT OF BEGINNING of this described (86' R/W) road, thence leaves Morganton road and runs along the western right of way of said road - N 59 degrees 28' 03" E, 35.36 feet and N
14 degrees 28' 03" E, 38.64 feet to the point of begining of a curve concave to the southwest, thence along said curve in a northerly and northwesterly direction having a radius of 480.00 feet through a central angle of 46 degrees 49' 25" (a chord bearing and distance of N 08 degrees 56' 39" W - 381.44 feet) for an arc distance of 392.27 feet, thence runs N 32 degrees 21' 22" W, 398.78 feet and N 57 degrees 38' 39" E - 86.00 feet to a point on the eastern right of way of said road easement, thence runs along the eastern right of way S 32 degrees 21' 22" E- 398.78 feet to the point of begining of a curve concave to the west, thence along said curve in a southeasterly and southerly direction having a radius of 566.00 feet through a central angle of 46 degrees 49' 25" (a chord bearing and distance of S 08 degrees 56' 39" E, 449.78 feet) for an arc distance of 462.55 feet, thence runs S 14 degrees 28' 03" W, 38.64 and S 30 degrees 31' 57" E,
35.35 feet the northern right of way of the aforesaid Morganton Road, thence along said right of way N 75 degrees 31' 57" W, 136.00 feet to the TRUE POINT OF BEGINNING and containing 77,150.00 square feet (1.77 acres) and being the same road as dedicated to the City of Fayetteville in Plat Book 71, Page 29. Together with the non-exclusive contract right of grantor to abutters rights of access to Morganton Road as provided in instrument recorded in Book 3426, Page 669, Cumberland County Registry.

TRACT 5:

Commencing; for reference at Station 40 + 00 on the northern right of way of Morganton Road (R/W varies), said station shown on North Carolina Highway Department Map Number 8.2326302, said station also being referred to in that certain deed as recorded in the Office of the Register of Deeds for Cumberland County in Deed Book 3426, Page 669; thence runs along the northern right of way of said road N 75 degrees 31' 57" W - 25.25 feet to the TRUE POINT OF
BEGINNING of this described easement, thence continues along the northern right-of-way of said road N 75 degrees 31' 57" W - 14.14 feet - thence leaves Morganton Road and runs N 59 degrees 28' 03" E - 41.21 feet and N 14 degrees 28' 03" E - 34.50 feet to the beginning of a curve concave to the west, thence along said curve in a northerly and northwesterly direction having a radious of 470.00 feet through a central angle of 46 degrees 49' 25" (a chord bearing and distance of N 08 degrees 56' 39" W - 373.49 feet) an arc distance of
384.09 feet, thence runs N 32 degrees 21' 22" - 57.74 feet to a point in the southerly line of a 3.000 acre tract of land to be conveyed to Airline Foods, Inc., thence runs with said line N 57 degrees 38' 39" E - 10.00 feet to a point on the western right-of-way of a proposed road (86' R/W Sycamore Dairy
Road), the southeast corner of said Airline Foods, Inc. 3.000 acre tract, thence runs along said road easement S 32 degrees 21' 22" E - 57.74 feet to a point, the beginning of a curve concave to the west, thence runs along said curve southeasterly and southerly having a radius of 480.00 feet though a central angle of 46 degrees 49' 25" (a chord bearing and distance of S 08 degrees 56' 39" E, 381.44 feet) and arc distance of 392.27 feet, thence continuing with said proposed road S 14 degrees 28' 03" W - 38.64 feet and S
59 degrees 28' 03" - 35.35 feet to the TRUE POINT OF BEGINNING containing 5,208.0 square feet and being a portion of tract number one (1) of that certain Subdivision as recorded in plat book 71, page 29 of the Cumberland County Registry.

TRACT 6:

Commencing; for reference at Station 40 + 00 on the northern right of way of Morganton Road (150' R/W), said station shown on North Carolina Highway Department Map Number 8.2326302, said station also being referred to in that certain deed as recorded in the Office of the Register of Deeds for Cumberland County in Deed Book 3426, Page 669; thence runs along the northern right of way of said road N 75 degrees 31' 57" W - 100.00 feet and N 71 degrees 26' 33" W -
39.96 feet to the TRUE POINT OF BEGINNING of this described easement, thence continues along the northern right-of-way of said road N 71 degrees 26' 33" W
- - 20.08 feet, thence leaves said road right-of-way and runs N 13 degrees 18' 45" E- 320.67 feet and N 19 degrees 35' 35" E - 69.37 to the begining of a curve concave to the west, thence along said curve in a northerly and northwesterly direction having a radius of 460.00 feet through a central angle of 00 degrees 55' 10" (a chord bearing and distance of N 31 degrees 53' 46" W
- - 7.38 feet) an arc distance of 7.38 feet, thence runs N 32 degrees 21' 22"
W - 57.74 feet to a point in the southern line of 3.000 acre tract of land to be conveyed to Airline Foods, Inc., thence runs with said line N 57 degrees 38, 39" E - 20.00 feet, thence leaves said tract and runs S 32 degrees 21' 22" E - 57.74 feet to the beginning of a curve concave to the west, thence along said curve in a southerly and southeasterly direction having a radius of
480.00 feet through a central angle of 02 degrees 03' 32" (a chord bearing and distance of S 31 degrees 19' 35" E - 17.25 feet) an arc distance of 17.25 feet, thence runs S 19 degrees 35' 35" W - 77.20 feet and S 13 degrees 18' 45" W -
321.95 to THE TRUE POINT OF BEGINNING and containing 9,289.0 square feet and being a portion of tract number one (1) of that certain Subdivision as recorded in plat book 71, page 29, of the Cumberland County Registry.

TRACT 7:

Commencing; for reference; at station 40 + 00 on the northern right of way of Morganton Road (R/W varies), said station being shown on North Carolina Highway Department Map Number 8.2326302, said station also being referred to in that certain deed as recorded in the Office of the Register of Deeds for Cumberland County in Deed Book 3426, Page 669; thence runs along the northern right of way of said road N 75 degrees 31' 57" W - 39.39 feet to the TRUE POINT OF
BEGINNING of this described easement, thence continues along the northern right of way of said road N 75 degrees 31' 57" W - 42.43 feet, thence leaves Morganton Road and runs N 59 degrees 28' 03" E - 58.79 feet and N 14 degrees 28' 03" E - 22.07 feet to the beginning of a curve concave to the west, thence along said curve in a northerly and northwesterly direction having a radious of 440.00 feet through a central angle of 46 degrees 49' 25" (a chord bearing and distance of N 08 degrees 56' 39" W - 349.66 feet) an arc distance of
359.58 feet, thence runs N 32 degrees 21' 22" W - 57.74 feet to a point in the southern line of a 3.000 acre tract of land to be conveyed to Airline Foods, Inc., thence runs with said line N 57 degrees 38' 39" E - 30.00 feet, thence leaves said line and runs S

32 degrees 21' 22" E - 57.74 feet to a point the beginning of a curve concave the west, thence runs along said curve southeasterly and southerly having a radious of 470.00 feet through a central angle of 46 degrees 49' 25" (a chord bearing and distance of S 08 degrees 56' 39" E, 373.50 feet) an arc distance of 384.10 feet, thence runs S 14 degrees 28' 03" W - 34.50 feet and S 59 degrees 28' 03" W - 41.21 feet to the TRUE POINT OF BEGINNING containing 15,235.0 square feet and being a portion of tract number one (1) of that certain Subdivision as recorded in plat book 71, page 29 of the Cumberland County Registry.

TRACT 8:

Commencing; for reference; at station number 40 + 00 on the northern right of way of Morganton Road (R/W varies), said station being shown on the North Carolina Department of Highway Map Number 8.2326302, said station also being referred to in that certain deed as recorded in the Office of the Register of Deeds for Cumberland County in Deed Book 3426, Page 669, thence runs along the northern right of way of said road N 75 degrees 31' 57" W - 25.25 feet to the TRUE POINT OF BEGINNING of this described easement; thence continues along the northern right of way of said road N 75 degrees 31' 57" W - 25.00 feet, thence leaves said road right of way and runs N 14 degrees 28' 03" E - 50.00 feet, thence runs S 75 degrees 31' 57" E - 50.00 feet to a point in the western right of way of a proposed road easement (86.0' R/W Sycamore Dairy Road), thence runs along said road easement S 14 degrees 28' 03" W - 25.00 feet and S 59 degrees 28' 03" W - 35.35 feet to the TRUE POINT BEGINNING and containing ________________ square feet and being a portion of the J.P. Riddle Et-Al Tract No. 2 as recorded in the Office of the Register of Deeds for Cumberland County in Deed Book 3054, Page 218.

TRACT 9:

Commencing; for reference; at Station 40 + 00 on the northern right of way of Morganton Road (R/W varies), said station shown on State Highway Project Number 8,2326302, said station also being referred to in that certain deed as recorded in the Office of Register of Deeds for Cumberland County in Deed Book 3426, Page 669; thence runs along the northern right of way of said road N 75 degrees 31' 57" W - 25.25 feet, thence leaves Morganton Road and runs as follows: N 59 degrees 28' 03" E - 35.35 feet, N 14 degrees 28' 03" W - 38.64;
N 08 degrees 56' 39" W - 381.44 and N 32 21' 22" W - 42.74 feet to the TRUE
POINT OF BEGINNING of this described easement, thence runs S 57 degrees 38'
39" W - 378.59 feet and 88 degrees 20' 13" W - 73.83 feet to a point on the eastern right of way of All American Expressway, thence runs along said right of way N 01 degrees 39' 47" E - 15.00 feet to an existing iron stake, said stake being the southern corner of a 3.000 acre tract of land to be conveyed from J.P. Riddle Et-Al to Marriott Corporation, thence runs with said tract S 88 degrees 20' 13" E - 69.24 feet to an iron stake; thence continues with said tract N 57 degrees 38' 39" E 374.00 feet to an existing Iron stake and being on the western right of way of a proposed road easement (86' R/W Sycamore Dairy Road), thence runs along said easement S 32 degrees 21' 22"
E - 15.00 feet to the TRUE POINT OF BEGINNING and containing 6,717.0 square feet and being a portion of the J.P. Riddle Et-Al Property, Tract No. 2 as recorded in the Office of the Register of Deeds for Cumberland County in Deed Book 3054, Page 218.

TRACT 10:

Commencing; for reference; at Station 40 + 00 on the northern right of way of Morganton Road (R/W varies), said station shown on State Highway Project Number 8.2326302, said station also being referred to in that certain deed as recorded in the Office of Register of Deeds for Cumberland County in Deed Book 3426, Page 669; thence runs along the northern right of way of said road N 75 degrees 31' 57" W - 25.25 feet; thence leaving said road as follows: N 59 degrees 28' 03" E 35.35 feet; N 14 degrees 28' 03" E - 38.64 feet; N 08 56'
39" W - 381.44 feet and N 32 degrees 21' 22" W - 398.74 feet to the TRUE POINT OF BEGINNING of this described easement and being the northern corner of a
3.000 acre tract of land to be conveyed from J.P. Riddle Et-Al to Marriott Corporation and also being the western right of way of a proposed road easement (86' R/W Sycamore Dairy Road), thence runs with the northern line of said tract S 57 degrees 38' 39" W - 10.00 feet to a point in said line, thence runs a new line S 32 degrees 21' 22" E - 341.04 feet to a point in a southern line of said tract, thence with said line N 57 degrees 38' 39" E,
10.00 feet to an existing iron stake, the northeast corner of the aforementioned 3.000 acre tract and also being on the western right of way of the proposed Sycamore Dairy Road, thence runs with the Marriott tract and along the right of way of Sycamore Dairy Road, N 32 degrees 21' 22" W - 341.04 feet to the TRUE POINT OF BEGINNING and containing 3,410.0 square feet and being a portion of J.P. Riddle Et-Al Tract No. 2 as recorded in the Office of Register of Deeds for Cumberland County in Deed Book 3054, Page 218.

                                   Exhibit B

                                 The Contracts
                              [see attached copy.]

FAYETTEVILLE, NORTH CAROLINA

_        Agreement with Telephone Answering Service of Fayetteville, Inc.
         effective 04/24/94;

_        Agreement with Gray & Creech, Inc. (Canon Copier);

_ Contract with Sandhills Commercial Lawn Service effective 01/01/95;

_        Service Agreement with ARS Waste Management, Ltd.
         effective 09/27/94;

_ Laundry and Dry Cleaning Service Agreement with Pope's Cleaners effective 10/01/95;

_        Vending Agreement with SMS Toms Snacks, Inc. effective 01/20/91;

_        Contract with Pepsi Cola Bottling effective 01/14/91;

_ Security Services Agreement with Global Security International effective 02/13/95;

_ Commercial Sales Agreement with ADT Security Systems effective 10/05/90;

_        Contract with CBP Resources, Inc. (Grease Trap);

_        Contract with Pitney Bowes effective 08/29/93;

_ Full Service Agreement with Coca-Cola Bottling Company effective 11/27/90;

_        Telephone Maintenancing Contract with Bell Atlantic Telephoneeffective
         04/01/91;

_        Agreement with On Command Video effective 01/01/95;

_        Service Agreement with Ecolab Pest Elimination Service; and

_        All other contracts, if any, affecting the property.

       Fountain Valley, California
                                   Exhibit A

                                  The Premises
                              [see attached copy.]

Fountain Valley


The land referred to is situated in the County of Orange, State of California, and is described as follows:

Parcels 1 and 2 of PM No. 89-154 as shown on a map filed in book 254 pages 13 through 16 inclusive, of Parcel Maps in the office of the County Recorder of said County.

EXCEPTING therefrom an undivided one-half of all oil, gas and minerals and all oil, gas and mineral rights upon and under said land, as reserved in the deed from Security First National Bank of Los Angeles, recorded March 13, 1937 in book 880 page 342 of Official Records.

Note: All right of surface entry to a depth of 500 feet has been relinquished by deed recorded February 28, 1974 in book 11084 page 759, Official Records.

ALSO EXCEPTING therefrom an undivided one-fourth of the oil and gas rights, as conveyed to Sacha Peggy Martin by Agreement recorded December 12, 1950 in book 2114 page 258, Official Records.

Note: All rights of surface entry to a depth of 500 feet has been relinquished by deed recorded February 28, 1974 in book 11084 page 757, Official Records.

                                   Exhibit B

                                 The Contracts
                              [see attached copy.]

FOUNTAIN VALLEY, CALIFORNIA

_        Lease Contract with Konica Business Machines USA, Inc.;

_        Maintenance Contract with Konica Business Machines USA, Inc.
         effective08/01/94;

_        Food and Beverage Vending Agreement with Hanes S.Y. Vending effective
         02/28/91;

_ Laundry and Dry Cleaning Service Agreement with Golden West Laundry Service effective 02/28/91;

_ Inspection Agreement with Automatic Sprinkler Corporation of America effective 06/03/91;

_        Agreement with Ecolab Pest Elimination effective 12/01/91;

_        Executive Account Agreement with Montgomery Elevator Company effective
         11/01/89;

_ Maintenance Agreement with Motorola Communications and Electronics, Inc. effective 01/01/91;

_        Television Entertainment Systems Agreement with Lodging Services, Inc.
         effective12/19/90;

_        Service Agreement with Rainbow Disposal Co., Inc.;

_        National Agreement with Carrier Corporation effective 04/29/91;

_ Maintenance Program with Plant Control Landscape Maintenance, Inc. effective 04/01/95; and

_        All other contracts, if any, affecting the property.

       El Segundo, California

                                   Exhibit A

                                  The Premises
                              [see attached copy.]

                                  Los Angeles


PARCEL 1:

Parcel 1 of Parcel Map No. 16979, in the City of El Segundo, in the County of Los Angeles, State of California, as per map filed in Book 181 Pages 68 and 69 of Parcel Maps, in the office of the County Recorder of said County.

EXCEPT all oil, gas and other hydrocarbons; non-hydrocarbon gases or gaseous substances, all other minerals of whatsoever nature, without regard to similarity to the above-mentioned substances; and all substances that may be produced therewith from said real property; all without the right to use the surface of said land nor the first 500 feet below the surface thereof or to conduct any operations thereon or therein, as excepted and reserved by Chevron U.S.A. Inc., a California corporation, in deed recorded March 30, 1984 as Instrument No. 84-389700, Official Records.

ALSO EXCEPT all geothermal resources, embracing; indigenous steam,hot water and hot brines; steam and other gases, hot water and hot brine resulting from water, gas or other fluids, artificially introduced into subsurface formations; heat or other associated energy found beneath the surface of the earth; and byproducts of any of the foregoing such as minerals (exclusive of oil or hydrocarbon gas that can be separately produced) which are found in solution or association with or derived from any of the foregoing; all without the right to use the surface of said land nor the first 500 feet below the surface thereof or to conduct any operations thereon or therein, as excepted and reserved by Chevron U.S.A. Inc., a California corporation in deed recorded March 30, 1984 as Instrument No. 84-389700, Official Records.

PARCEL 2:

An easement for parking overhang over the Westerly 2.00 feet of Parcel 2 of Parcel Map No. 16979, in the City of El Segundo, in the County of Los Angeles, State of California, as per map filed in Book 181 Pages 68 and 69 of Parcel Maps, in the office of the County Recorder of said County.

PARCEL 3:

An easement for parking overhang over the Northerly 2.00 feet of Parcel 3 of the aforesaid Parcel Map No. 16979, excepting therefrom the Easterly 483.40 feet of same.

PARCEL 4:

An easement for landscape over the Westerly 5.00 feet of Parcel 2 of Parcel Map No. 16979, in the City of El Segundo, in the County of Los Angeles, State of California, as per map filed in Book 181 Pages 68 and 69 of Parcel Maps, in the office of the County Recorder of said County.

PARCEL 5:

As easement for landscape over the Northerly 5.00 feet of Parcel 3 of the aforesaid Parcel Map No. 16979, excepting therefrom the Easterly 480.40 feet of same.

                                   Exhibit B

                                 The Contracts
                              [see attached copy.]

LOS ANGELES AIRPORT, CALIFORNIA

_ Interior Plant Maintenace Agreement with California Interior Plants, Inc. effective 04/01/92;

_        Service Agreement with BFI of California, Inc.
         effective 06/01/89;

_ Laundry and Dry Cleaning Service Agreement with Debonair Cleaners effective 03/01/93;

_ Contract with Radiant Services (Linen laundry) effective 3/19/94;

_        Landscape Maintenance Agreement with Murray's Landscape, Inc.effective
         02/01/93;

_        Contract with Pitney Bowes Postage by Phone effective 02/18/95; and

_        All other contracts, if any, affecting the property.

       Norwood, Massachusetts

                                   Exhibit A

                                  The Premises
                              [see attached copy.]

                                    Norwood


All that certain parcel of Registered land with the buildings thereon situated on 300 River Ridge Road in the Town of Norwood, Norfolk County, Commonwealth of Massachusetts, all more particularly described as Lot 20 on the plan entitled "Subdivision Plan of Land in Norwood, Mass.", dated April 20, 1989, revised June 7, 1989, prepared by Norwood Engineering Co., Inc., filed with the Norfolk County Registry District of the Land Court as Plan No. 25524I in Registration Book 703, Page 68, and noted on Certificate of Title No. 140468, all more particularly described in Exhibit A attached hereto and made a part hereof.

Together with the benefit of rights and easements as set forth in Master Easement Agreement by and between Alexander H. McNeil, Trustee of the First Stone Ridge Nominee Trust III, and Marriott Corporation, dated as of August 23, 1989, filed with Norfolk Registry District of the Land Court as Document No. 570534, in accordance with the terms thereof.

Together with the benefit of rights and easements as set forth in Deed of Easement and Right of Way by and between Paula S. LaRosa, Trustee of Mayfair Realty Trust, and First Stone Ridge Limited Partnership, dated June 17, 1987, filed with said Registry District of the Land Court as Document No. 524565, in accordance with the terms thereof.

Together with the benefit of rights and easements as set forth in Grant of Easement from Delia Montanez, Trustee of Boardwalk Realty Trust, to Stone Ridge Limited Partnership, acknowledged June 26, 1985, filed with said Registry District of the Land Court as Document No. 469276, in accordance with the terms thereof.

                                   Exhibit A

That certain tract of real property, together with the buildings thereon, located in the Town of Norwood, County of Norfolk, Commonwealth of Massachusetts, consisting of approximately 5.24 acres as described more particularly as Lot 20 on the plan entitled "Subdivision Plan of Land in Norwood, Mass." dated April 20, 1989, revised June 7, 1989, prepared by Norwood Engineering Co., Inc. filed with Norfolk County Registry District of the Land Court with Certificate No. 140468 as Plan No. 25524I.

                                   Exhibit B

                                 The Contracts
                              [see attached copy.]

NORWOOD, MASSACHUSETTS
_        Agreement with D. Foley Landscape, Inc. effective 01/01/94;

_        Contract with Dover Elevator Company effective 08/01/94;

_        Agreement with Foxboro Transport, Inc. effective 1994;

_ Maintenance Agreement with Konica Business Machines effective 07/22/94;

_        Marriott Standard Service Agreement with Kitchen Klean, Inc.
         effective 10/01/90;

_        Marriott Standard Service Agreement with Edward Bryan Sons, Ltd.
         (solid waste disposal) effective 04/12/94; and

_        All other contracts, if any, affecting the property.


                                     194